UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23923

LORD ABBETT FLEXIBLE INCOME FUND

(Exact name of Registrant as specified in charter)

30 Hudson Street, Jersey City, New Jersey 07302-4804

(Address of principal executive offices) (Zip code)

Randolph A. Stuzin, Esq.

Vice President and Assistant Secretary

30 Hudson Street, Jersey City, New Jersey 07302-4804

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 522-2388

Date of fiscal year end: 6/30

Date of reporting period: 6/30/2026

Item 1:	Report to Shareholders.

LORD ABBETT
ANNUAL REPORT

Lord Abbett
Flexible Income Fund

For the fiscal year ended June 30, 2026

Table of Contents

1	A Letter to Shareholders

3	Information About Your Fund’s Holdings Presented by Asset Allocation

4	Consolidated Schedule of Investments

33	Consolidated Statement of Assets and Liabilities

35	Consolidated Statement of Operations

36	Consolidated Statements of Changes in Net Assets

37	Consolidated Statement of Cash Flows

40	Consolidated Financial Highlights

43	Notes to Consolidated Financial Statements

70	Report of Independent Registered Public Accounting Firm

71	Statement Regarding Basis for Approval of Investment Advisory Contract

73	Supplemental Information to Shareholders

Lord Abbett Flexible Income Fund

Annual Report

For the fiscal year ended June 30, 2026

From left to right: John Shaffer, Independent Trustee and Chair of the Lord Abbett Alternatives Funds Board of Trustees and Steven F. Rocco, Interested Trustee, President and Chief Executive Officer of the Lord Abbett Alternatives Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Flexible Income Fund for the fiscal year ended June 30, 2026. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and timely information about the Fund, please visit our website at www.lordabbett.com, where you can also access quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates and Fund literature. Thank you for investing in the Lord Abbett Family of Funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Steven F. Rocco
Trustee, President and Chief Executive Officer

For the fiscal year ended June 30, 2026, the Fund returned 7.09%, reflecting performance at the net asset value of Class I shares with all distributions reinvested, compared to its benchmark, the ICE BofA 1-3 yr BBB U.S. Corporate Index*, which returned 4.15% over the same period. The Fund’s use of derivatives contributed to relative performance over the period.

The Fund’s performance over the fiscal year ended June 30, 2026 was shaped in part by market conditions, which were influenced by renewed inflation pressure, elevated policy uncertainty, shifting expectations for the U.S.

Federal Reserve, and AI disruption concerns. Inflation remained a key focus during the period, as investors weighed the potential impact of trade policy, energy markets, and broader cost pressures on the path of monetary policy. At the same time, labor markets remained generally resilient, productivity trends were constructive, and economic activity continued to expand despite some moderation in consumer spending. As markets adjusted to a less certain policy backdrop, short-term interest rates experienced periods of volatility, but in our assessment, underlying growth remained supported by corporate investment, continued demand for AI and data center infrastructure, and generally healthy credit fundamentals.

The Fund’s allocation to large cap direct lending and public securitized credit were some of the main contributors to the Fund’s performance over the fiscal year. Specifically, within direct lending, the Fund has found opportunities within the industrials and healthcare sectors. Within the public securitized asset class, the Fund is allocated to collateralized loan obligations and commercial mortgage-backed securities, both of which were positive contributors to relative returns over the period.

Although the Fund exhibited positive performance for the period, certain high yield investments in the healthcare and building products sectors detracted from Fund performance. All broad asset classes were positive over the period with investment grade corporates contributing the least.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

* The ICE BofA 1-3 yr BBB U.S. Corporate Index is the BBB-rated subset of the ICE BofA 1-3 Year U.S. Corporate Index. The ICE BofA 1-3 Year U.S. Corporate Index is an unmanaged index comprised of U.S. dollar denominated, investment-grade, corporate debt securities publicly issued in the U.S. domestic market with between one and three years remaining to final maturity.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

Portfolio Holdings Presented by Asset Allocation

June 30, 2026

Holdings by Asset Allocation	%*
Asset-Backed Securities	26.66%
Corporate Bonds	28.15%
Corporate Notes	1.34%
Floating Rate Loans	40.46%
Membership Interests	0.12%
Municipal Bonds	0.04%
Non-Agency Commercial Mortgage-Backed Securities	3.23%
Total	100.00%

*	Represents percent of total investments, which excludes derivatives.

Consolidated Schedule of Investments

June 30, 2026

Investments	Interest Rate		Maturity Date	Principal Amount‡	Fair Value(a)
LONG-TERM INVESTMENTS 117.07%

ASSET-BACKED SECURITIES 31.21%

Automobiles 1.56%
Bridgecrest Lending Auto Securitization Trust Series 2023-1 Class D	7.84%		8/15/2029	$400,000	$411,802
Consumer Portfolio Services Auto Trust Series 2025-D Class C†	4.85%		2/17/2032	100,000	99,769
Huntington Bank Auto Credit-Linked Notes Series 2024-1 Class D†	8.859% (30 day USD SOFR Average + 5.25%	)#	5/20/2032	319,537	324,530
Huntington Bank Auto Credit-Linked Notes Series 2024-2 Class D†	7.609% (30 day USD SOFR Average + 4.00%	)#	10/20/2032	207,442	207,056
Kinetic Advantage Master Owner Trust Series 2025-1A Class A†	5.793% (30 day USD SOFR Average + 2.20%	)#	10/15/2029	705,000	708,255
Prestige Auto Receivables Trust Series 2024-2A Class B†	4.56%		2/15/2029	166,569	166,629
Prestige Auto Receivables Trust Series 2025-1A Class B†	5.34%		11/15/2028	450,000	450,664
Red Oak Funding Master Trust Series 2025-1A Class A†	5.609% (30 day USD SOFR Average + 2.00%	)#	12/20/2030	705,000	709,567
U.S. Bank NA Series 2026-RVM1 Class C†	5.595%		12/25/2046	439,524	435,884
Total					3,514,156

Collateralized Loan Obligation-Debt 2.65%
Antares CLO Ltd. Series 2017-2A Class CRR (Cayman Islands)†(b)	6.075% (3 mo. USD Term SOFR + 2.40%	)#	4/20/2037	1,500,000	1,502,244
Antares CLO Ltd. Series 2017-2A Class DRR (Cayman Islands)†(b)	7.575% (3 mo. USD Term SOFR + 3.90%	)#	4/20/2037	1,500,000	1,501,768
Golub Capital Partners CLO 65M Series 2023-65A Class CR†	6.075% (3 mo. USD Term SOFR + 2.40%	)#	4/20/2037	1,500,000	1,499,349
Golub Capital Partners CLO 65M Series 2023-65A Class DR†	7.575% (3 mo. USD Term SOFR + 3.90%	)#	4/20/2037	1,500,000	1,479,962
Total					5,983,323

4	See Notes to Consolidated Financial Statements.

Consolidated Schedule of Investments (continued)

June 30, 2026

Investments	Interest Rate		Maturity Date	Principal Amount‡	Fair Value(a)
Collateralized Loan Obligation-Warehouse 2.66%
NMFC Senior Loan Program III LLC	8.423% (3 mo. USD Term SOFR + 4.75%	)	8/7/2028	$3,000,000	$3,003,000	(c)
NMFC Senior Loan Program IV LLC	8.413% (3 mo. USD Term SOFR + 4.75%	)	7/11/2030	3,000,000	2,994,900	(c)
Total					5,997,900

Credit Card 0.73%
Continental Finance Credit Card ABS Master Trust Series 2024-A Class A†	5.78%		12/15/2032	650,000	653,306
Perimeter Master Note Business Trust Series 2025-1A Class A†	5.58%		12/16/2030	1,000,000	997,166
Total					1,650,472

Other 23.53%
37 Capital CLO 3 Ltd. Series 2023-1A Class A1R†(d)	5.173% (3 mo. USD Term SOFR + 1.50%	)#	7/15/2038	1,500,000	1,506,015
Abry Liquid Credit CLO Ltd. Series 2025-1A Class C†	5.775% (3 mo. USD Term SOFR + 2.10%	)#	10/20/2038	1,000,000	1,003,046
ACREC LLC Series 2026-FL5 Class AS†	5.10% (1 mo. USD Term SOFR + 1.50%	)#	7/18/2043	860,000	860,731
AGL CLO 42 Ltd. Series 2025-42A Class A2†(d)	5.264% (3 mo. USD Term SOFR + 1.60%	)#	7/22/2038	250,000	250,388
Arbor Realty Commercial Real Estate Notes LLC Series 2025-FL1 Class AS†	5.472% (1 mo. USD Term SOFR + 1.83%	)#	1/20/2043	490,000	490,773
Arini U.S. CLO I Ltd. Series 1A Class C†	6.573% (3 mo. USD Term SOFR + 2.90%	)#	4/15/2038	1,000,000	1,008,434
Arini U.S. CLO III Ltd. Series 3A Class D†	6.661% (3 mo. USD Term SOFR + 2.90%	)#	1/15/2039	400,000	402,208
BAR Issuer LLC Series 2026-FL1 Class A†	5.239% (1 mo. USD Term SOFR + 1.60%	)#	8/20/2043	570,000	572,670
Barrow Hanley CLO I Ltd. Series 2023-1A Class CR†	5.675% (3 mo. USD Term SOFR + 2.00%	)#	1/20/2038	750,000	752,203
Bayview Opportunity Master Fund VII LLC Series 2026-CRD1 Class B†	5.49% (30 day USD SOFR Average + 1.90%	)#	9/25/2034	500,000	501,320
Bayview Opportunity Master Fund VII LLC Series 2026-CRD1 Class C†	5.94% (30 day USD SOFR Average + 2.35%	)#	9/25/2034	500,000	501,320

See Notes to Consolidated Financial Statements.	5

Consolidated Schedule of Investments (continued)

June 30, 2026

Investments	Interest Rate		Maturity Date	Principal Amount‡		Fair Value(a)
Other (continued)
Black Diamond CLO Ltd. Series 2022-1A Class D1R†	6.967% (3 mo. USD Term SOFR + 3.30%	)#	4/25/2039		$290,000	$290,692
Black Diamond CLO Ltd. Series 2025-2A Class C†	6.123% (3 mo. USD Term SOFR + 2.45%	)#	10/15/2038		500,000	502,742
BlueMountain CLO Ltd. Series 2018-3A Class BR†	5.517% (3 mo. USD Term SOFR + 1.85%	)#	10/25/2030		500,000	501,097
Bryant Park Funding Ltd. Series 2023-20A Class BR†	5.573% (3 mo. USD Term SOFR + 1.90%	)#	4/15/2038		350,000	350,385
BSPDF Issuer LLC Series 2026-FL3 Class A†	5.087% (1 mo. USD Term SOFR + 1.45%	)#	9/18/2043		420,000	421,315
BSPRT Issuer LLC Series 2025-FL12 Class A†	5.022% (1 mo. USD Term SOFR + 1.39%	)#	1/17/2043		1,000,000	1,002,829
Cajun Global LLC Series 2025-2A Class A2†	5.912%		11/20/2055		195,000	194,808
Cherry Securitization Trust Series 2025-1A Class A†	6.13%		11/15/2032		1,000,000	1,010,022
Clarus Capital Funding LLC Series 2026-1A Class D†	5.91%		11/20/2034		300,000	299,406
DailyPay Securitization Trust Series 2025-1A Class A†	5.63%		6/26/2028		1,000,000	1,003,542
Dell Equipment Finance Trust Series 2026-1A Class D†	5.19%		11/22/2032		150,000	149,656
Driven Brands Funding LLC Series 2025-1A Class A2†	5.296%		10/20/2055		497,500	483,841
Dryden 115 CLO Ltd. Series 2024-115A Class B†	5.675% (3 mo. USD Term SOFR + 2.00%	)#	4/18/2037		1,000,000	1,001,219
Elara HGV Timeshare Issuer LLC Series 2025-A Class D†	6.91%		1/25/2040		179,793	179,220
eStruxture Issuer LP Series 2025-1 Class A2†	5.894%		7/20/2055	CAD	2,300,000	1,621,960
FS Rialto Issuer LLC Series 2025-FL10 Class A†	5.024% (1 mo. USD Term SOFR + 1.39%	)#	8/19/2042		$360,000	360,701
Gallatin CLO XI Ltd. Series 2024-1A Class C†	5.975% (3 mo. USD Term SOFR + 2.30%	)#	10/20/2037		620,000	621,094
Golub Capital Partners 48 LP Series 2020-48A Class CR†	5.98% (3 mo. USD Term SOFR + 2.30%	)#	4/17/2038		250,000	250,898
Greystone CRE Notes LLC Series 2025-FL4 Class AS†	5.764% (1 mo. USD Term SOFR + 2.14%	)#	1/15/2043		500,000	501,785

6	See Notes to Consolidated Financial Statements.

Consolidated Schedule of Investments (continued)

June 30, 2026

Investments	Interest Rate		Maturity Date	Principal Amount‡	Fair Value(a)
Other (continued)
Hardee’s Funding LLC Series 2018-1A Class A23†	5.71%		6/20/2048	$395,001	$391,273
INCREF LLC Series 2026-FL3 Class AS†(e)	5.30% (1 mo. USD Term SOFR + 1.65%	)#	1/19/2044	1,200,000	1,200,490
Island Finance Trust Series 2025-1A Class A†	6.54%		3/19/2035	1,150,000	1,154,735
Madison Park Funding LIX Ltd. Series 2021-59A Class A2R†(d)	5.375% (3 mo. USD Term SOFR + 1.70%	)#	4/18/2037	500,000	500,366
Man Capital CLO Ltd. Series 2021-2RA Class CR†	5.77% (3 mo. USD Term SOFR + 2.10%	)#	4/17/2039	730,000	730,794
Mountain View CLO XVIII Ltd. Series 2024-1A Class D1†	7.33% (3 mo. USD Term SOFR + 3.65%	)#	10/16/2037	250,000	250,688
Nassau Ltd. Series 2020-1A Class CRR†	5.618% (3 mo. USD Term SOFR + 2.00%	)#	1/15/2035	540,000	539,933
Navesink CLO 1 Ltd. Series 2023-1A Class A1R†(d)	5.347% (3 mo. USD Term SOFR + 1.68%	)#	7/25/2033	1,000,000	1,000,533
Navesink CLO 2 Ltd. Series 2024-2A Class D1R†	7.323% (3 mo. USD Term SOFR + 3.65%	)#	1/15/2036	250,000	251,076
Obra CLO 1 Ltd. Series 2024-1A Class B†	5.525% (3 mo. USD Term SOFR + 1.85%	)#	1/20/2038	800,000	802,280
OWN Equipment Fund I LLC Series 2024-2M Class A†	5.70%		12/20/2032	231,165	231,840
Pagaya AI Debt Trust Series 2025-REV1 Class A†	5.011%		8/15/2035	750,000	744,076
Pagaya Point of Sale Holdings Grantor Trust Series 2025-1 Class A†	5.715%		1/20/2034	500,000	500,320
Park Blue CLO Ltd. Series 2023-3A Class CR†	5.855% (3 mo. USD Term SOFR + 2.18%	)#	4/20/2038	500,000	501,180
PFP Ltd. Series 2025-12 Class A†	5.126% (1 mo. USD Term SOFR + 1.49%	)#	12/18/2042	1,000,000	1,004,970
PFP Ltd. Series 2025-12 Class B†	5.679% (1 mo. USD Term SOFR + 2.04%	)#	12/18/2042	500,000	501,693
PFP Ltd. Series 2026-13 Class A†	5.137% (1 mo. USD Term SOFR + 1.50%	)#	8/18/2043	1,000,000	1,005,085
PFP Ltd. Series 2026-14 Class B†	5.45% (1 mo. USD Term SOFR + 1.80%	)#	12/18/2043	1,000,000	1,000,154
Polus U.S. CLO II Ltd. Series 2025-2A Class B†	5.575% (3 mo. USD Term SOFR + 1.90%	)#	7/20/2038	750,000	753,016
Post Road Equipment Finance LLC Series 2025-1A Class D†	5.43%		5/15/2031	300,000	300,950

See Notes to Consolidated Financial Statements.	7

Consolidated Schedule of Investments (continued)

June 30, 2026

Investments	Interest Rate		Maturity Date	Principal Amount‡	Fair Value(a)
Other (continued)
Post Road Equipment Finance LLC Series 2026-1A Class D†	5.51%		10/17/2033	$275,000	$274,653
Project Panama SPV LLC Series 2024 1†	7.48%	# ^	12/23/2027	5,000,000	5,017,500	(c)
Republic Finance Issuance Trust Series 2024-B Class D†	8.83%		11/20/2037	500,000	509,727
Sandstone Peak III Ltd. Series 2024-1A Class E†	10.747% (3 mo. USD Term SOFR + 7.08%	)#	4/25/2037	250,000	249,871
Saratoga Investment Corp. Senior Loan Fund Ltd. Series 2022-1A Class CR†	6.075% (3 mo. USD Term SOFR + 2.40%	)#	10/20/2037	400,000	400,749
Scalelogix ABS U.S. Issuer LLC Series 2025-1A Class A2†	5.673%		7/25/2055	1,000,000	976,087
SEB Funding LLC Series 2026-1A Class A2†	6.665%		1/30/2056	435,000	432,177
Sesac Finance LLC Series 2025-1 Class A2†	5.50%		7/25/2055	1,183,000	1,151,960
Sierra Timeshare Receivables Funding LLC Series 2024-2A Class D†	7.48%		6/20/2041	470,864	474,758
Signal Peak CLO 7 Ltd. Series 2019-1A Class CR†	5.825% (3 mo. USD Term SOFR + 2.15%	)#	10/20/2037	540,000	541,284
Silver Point CLO 10 Ltd. Series 2025-10A Class B†	5.473% (3 mo. USD Term SOFR + 1.80%	)#	7/15/2038	500,000	500,481
Sona U.S. CLO 1 Ltd. Series 2026-1A Class C†	5.74% (3 mo. USD Term SOFR + 2.10%	)#	4/25/2039	530,000	534,792
Sotheby’s Artfi Master Trust Series 2026-1A Class A2†	4.927% (3 mo. USD Term SOFR + 1.25%	)#	6/20/2033	1,100,000	1,104,040
SRT Issuer III LLC	7.268%	#^	3/31/2032	3,000,000	3,019,500	(c)
TierPoint Issuer LLC Series 2025-1A Class A2†	6.15%		4/26/2055	1,000,000	1,002,705
Trinitas CLO XXVI Ltd. Series 2023-26A Class C1R†	6.075% (3 mo. USD Term SOFR + 2.40%	)#	7/20/2038	250,000	250,905
U.S. Bank NA Series 2025-SUP1 Class B†	5.582%		2/25/2032	313,667	312,556
U.S. Bank NA Series 2025-SUP1 Class C†	5.528% (30 day USD SOFR Average + 1.90%	)#	2/25/2032	224,047	225,129
U.S. Bank NA Series 2025-SUP1 Class D†	6.328% (30 day USD SOFR Average + 2.70%	)#	2/25/2032	295,743	298,298
VFI ABS LLC Series 2025-1A Class C†	5.60%		4/24/2031	863,000	860,068
Vibrant CLO IV-R Ltd. Series 2024-4RA Class B1†	5.625% (3 mo. USD Term SOFR + 1.95%	)#	10/20/2037	500,000	501,315
Vibrant CLO XR Ltd. Series 2018-10RA Class C1†	8.675% (3 mo. USD Term SOFR + 5.00%	)#	4/20/2036	580,000	580,029

8	See Notes to Consolidated Financial Statements.

Consolidated Schedule of Investments (continued)

June 30, 2026

Investments	Interest Rate		Maturity Date	Principal Amount‡	Fair Value(a)
Other (continued)
Warwick Capital CLO 2 Ltd. Series 2023-2A Class A2R†(d)	5.211% (3 mo. USD Term SOFR + 1.55%	)#	3/15/2039	$1,000,000	$1,000,827
Zaxbys Funding LLC Series 2021-1A Class A2†	3.238%		7/30/2051	952,500	908,932
Total					53,090,115

Student Loan 0.08%
Bayview Opportunity Master Fund VII LLC Series 2024-EDU1 Class C†	5.428% (30 day USD SOFR Average + 1.80%	)#	6/25/2047	185,493	186,333
Total Asset-Backed Securities (cost $70,470,208)					70,422,299

CORPORATE BONDS 32.95%

Advertising 0.03%
Clear Channel Outdoor Holdings, Inc.†	7.75%		4/15/2028	69,000	69,297

Aerospace/Defense 0.18%
Czechoslovak Group AS (Czech Republic)†(b)	6.50%		1/10/2031	400,000	407,188

Airlines 1.45%
Air Canada Pass-Through Trust Class A (Canada)†(b)	3.60%		9/15/2028	496,859	492,560
American Airlines Pass-Through Trust Class B	3.95%		1/11/2032	685,000	656,059
American Airlines, Inc.†	7.25%		2/15/2028	990,000	1,002,895
AS Mileage Plan IP Ltd. (Cayman Islands)†(b)	5.021%		10/20/2029	520,000	515,859
VistaJet Malta Finance PLC/Vista Management Holding, Inc. (Malta)†(b)	9.50%		6/1/2028	600,000	607,964
Total					3,275,337

Auto Manufacturers 2.09%
Aston Martin Capital Holdings Ltd. (United Kingdom)†(b)	10.00%		3/31/2029	385,000	299,883
Ford Holdings LLC	9.30%		3/1/2030	1,000,000	1,115,582
Ford Motor Credit Co. LLC	5.80%		3/8/2029	2,000,000	2,017,971
Nissan Motor Acceptance Co. LLC†	5.55%		9/13/2029	825,000	808,194
Wabash National Corp.†	4.50%		10/15/2028	510,000	474,391
Total					4,716,021

Auto Parts & Equipment 0.21%
ZF North America Capital, Inc.†	6.875%		4/14/2028	455,000	465,682

See Notes to Consolidated Financial Statements.	9

Consolidated Schedule of Investments (continued)

June 30, 2026

Investments	Interest Rate		Maturity Date	Principal Amount‡	Fair Value(a)
Banks 3.71%
Bank of America Corp.	4.64% (SOFR + 1.01%	)#	1/24/2031	$1,750,000	$1,762,605
Citigroup, Inc.	4.809% (SOFR + 1.17%	)#	9/11/2031	2,000,000	2,018,097
First Citizens BancShares, Inc.	5.231% (SOFR + 1.41%	)#	3/12/2031	1,500,000	1,497,254
Flagstar Bank NA	6.695% (3 mo. USD Term SOFR + 3.04%	)#	11/6/2028	475,000	460,062
Mitsubishi UFJ Financial Group, Inc. (Japan)(b)	4.824% (SOFR + 1.19%	)#	4/21/2032	1,000,000	1,011,519
Morgan Stanley	4.602% (SOFR + 0.97%	)#	4/10/2030	500,000	502,129
Pinnacle Financial Partners, Inc.	7.538% (5 yr. USD SOFR ICE Swap + 3.38%	)#	2/7/2029	600,000	620,578
Zions Bancorp NA	4.483% (SOFR + 1.06%	)#	2/9/2029	500,000	495,847
Total					8,368,091

Building Materials 0.12%
CP Atlas Buyer, Inc.†	7.00%		12/1/2028	285,000	262,117

Chemicals 1.09%
FMC Corp.	3.45%		10/1/2029	900,000	833,890
Rain Carbon, Inc.†	12.25%		9/1/2029	408,000	435,676
SCIH Salt Holdings, Inc.†	6.625%		5/1/2029	265,000	262,909
SNF Group SACA (France)†(b)	3.375%		3/15/2030	1,000,000	931,566
Total					2,464,041

Coal 0.36%
Coronado Finance Pty. Ltd. (Australia)†(b)	9.25%		10/1/2029	500,000	456,117
SunCoke Energy, Inc.†	4.875%		6/30/2029	385,000	364,577
Total					820,694

Commercial Services 0.54%
Alta Equipment Group, Inc.†	9.00%		6/1/2029	500,000	482,204
EquipmentShare.com, Inc.†	9.00%		5/15/2028	720,000	735,381
Total					1,217,585

Cosmetics/Personal Care 0.18%
P&L Development LLC/PLD Finance Corp.†	12.00%		5/15/2029	414,122	405,939

10	See Notes to Consolidated Financial Statements.

Consolidated Schedule of Investments (continued)

June 30, 2026

Investments	Interest Rate		Maturity Date	Principal Amount‡		Fair Value(a)
Distribution/Wholesale 0.22%
Velocity Vehicle Group LLC†	8.00%		6/1/2029		$500,000	$494,290

Diversified Financial Services 3.09%
Citadel Finance LLC†	5.90%		2/10/2030		2,000,000	2,017,525
Freedom Mortgage Holdings LLC†	9.25%		2/1/2029		505,000	523,703
Nomura Holdings, Inc. (Japan)(b)	4.587% (SOFR + 0.95%	)#	6/29/2029		2,000,000	2,000,192
Provident Funding Associates LP/PFG Finance Corp.†	9.75%		9/15/2029		575,000	601,181
Rfna LP†	7.875%		2/15/2030		538,000	542,445
Rocket Cos., Inc.†	6.50%		8/1/2029		500,000	510,972
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.†	3.625%		3/1/2029		800,000	770,029
Total						6,966,047

Electric 1.56%
Alexander Funding Trust II†	7.467%		7/31/2028		1,000,000	1,044,754
Constellation Energy Generation LLC†	4.625%		2/1/2029		1,000,000	994,440
PG&E Corp.	5.25%		7/1/2030		1,500,000	1,477,810
Total						3,517,004

Entertainment 0.73%
Empire Resorts, Inc.†	7.75%		11/1/2026		645,000	645,794
Flutter Treasury DAC (Ireland)†(b)	6.375%		4/29/2029		500,000	508,552
Penn Entertainment, Inc.†	4.125%		7/1/2029		506,000	485,418
Total						1,639,764

Food 0.46%
C&S Group Enterprises LLC†	5.00%		12/15/2028		582,000	552,035
Iceland Bondco PLC	4.375%		5/15/2028	GBP	375,000	492,463
Total						1,044,498

Health Care-Products 0.51%
Dentsply Sirona, Inc.	3.25%		6/1/2030		$500,000	462,713
Medline Borrower LP/Medline Co-Issuer, Inc.†	6.25%		4/1/2029		667,000	681,571
Total						1,144,284

Health Care-Services 0.50%
Centene Corp.	2.45%		7/15/2028		350,000	332,770
Kedrion SpA (Italy)†(b)	6.50%		9/1/2029		475,000	469,111

See Notes to Consolidated Financial Statements.	11

Consolidated Schedule of Investments (continued)

June 30, 2026

Investments	Interest Rate		Maturity Date	Principal Amount‡		Fair Value(a)
Health Care-Services (continued)
Team Health Holdings, Inc.†	8.375%		6/30/2028		$337,000	$338,125
Total						1,140,006

Home Builders 0.37%
LGI Homes, Inc.†	8.75%		12/15/2028		799,000	826,160

Insurance 0.88%
F&G Annuities & Life, Inc.	7.40%		1/13/2028		720,000	740,616
MGIC Investment Corp.	5.25%		8/15/2028		1,240,000	1,238,841
Total						1,979,457

Internet 0.23%
Rakuten Group, Inc. (Japan)†(b)	9.75%		4/15/2029		475,000	516,550

Investment Companies 0.77%
Compass Group Diversified Holdings LLC†	5.25%		4/15/2029		362,000	345,090
HAT Holdings I LLC/HAT Holdings II LLC†	3.75%		9/15/2030		1,500,000	1,401,470
Total						1,746,560

Iron-Steel 0.46%
Algoma Steel, Inc. (Canada)†(b)	9.125%		4/15/2029		655,000	612,800
Mineral Resources Ltd. (Australia)†(b)	9.25%		10/1/2028		412,000	425,554
Total						1,038,354

Leisure Time 0.66%
VOC Escrow Ltd.†	5.00%		2/15/2028		1,500,000	1,498,983

Lodging 0.24%
Full House Resorts, Inc.†	8.25%		2/15/2028		551,000	539,980

Machinery 0.84%
Foresight Italy Bidco SpA PIK	7.488% (6 mo. EURIBOR + 5.00%	)	4/7/2033	EUR	800,000	904,939	(c)
Foresight U.S. Bidco, Inc. PIK	8.695% (6 mo. USD Term SOFR + 5.00%	)	4/7/2033		$1,000,000	990,000	(c)
Total						1,894,939

Media 1.03%
Discovery Global Holdings, Inc.	4.054%		3/15/2029		750,000	699,450
Paramount Global	3.70%		6/1/2028		1,000,000	970,454
Virgin Media Secured Finance PLC (United Kingdom)†(b)	5.50%		5/15/2029		700,000	664,932
Total						2,334,836

12	See Notes to Consolidated Financial Statements.

Consolidated Schedule of Investments (continued)

June 30, 2026

Investments	Interest Rate	Maturity Date	Principal Amount‡	Fair Value(a)
Mining 0.44%
Freeport-McMoRan, Inc.	5.00%	9/1/2027	$1,000,000	$1,000,247

Miscellaneous Manufacturing 0.58%
Hillenbrand, Inc.	6.25%	2/15/2029	738,000	691,962
LSB Industries, Inc.†	6.25%	10/15/2028	610,000	612,518
Total				1,304,480

Oil & Gas 3.62%
Comstock Resources, Inc.†	6.75%	3/1/2029	365,000	358,597
Expand Energy Corp.	5.375%	2/1/2029	1,000,000	1,000,072
Global Marine, Inc.	7.00%	6/1/2028	190,000	193,426
Hilcorp Energy I LP/Hilcorp Finance Co.†	6.25%	11/1/2028	20,000	20,063
Kraken Oil & Gas Partners LLC†	7.625%	8/15/2029	629,000	635,624
Occidental Petroleum Corp.	8.45%	2/15/2029	2,000,000	2,161,048
Permian Resources Operating LLC†	5.875%	7/1/2029	1,000,000	1,000,381
Saturn Oil & Gas, Inc. (Canada)†(b)	9.625%	6/15/2029	592,000	617,579
Seadrill Finance Ltd.†	8.375%	8/1/2030	562,000	589,549
SM Energy Co.†	8.375%	7/1/2028	496,000	507,843
Talos Production, Inc.†	9.00%	2/1/2029	703,000	732,827
Transocean Aquila Ltd.†	8.00%	9/30/2028	341,538	350,548
Total				8,167,557

Packaging & Containers 0.16%
Mauser Packaging Solutions Holding Co.†	9.25%	4/15/2027	360,000	354,465

Pharmaceuticals 0.52%
Curaleaf Holdings, Inc.	11.50%	2/18/2029	250,000	257,812
CVS Pass-Through Trust†	5.298%	1/11/2027	291,499	290,860
CVS Pass-Through Trust	5.88%	1/10/2028	140,960	140,923
HLF Financing SARL LLC/Herbalife International, Inc.†	4.875%	6/1/2029	525,000	491,899
Total				1,181,494

Pipelines 0.38%
Hess Midstream Operations LP†	5.125%	6/15/2028	300,000	299,550
Venture Global LNG, Inc.†	9.50%	2/1/2029	525,000	565,326
Total				864,876

See Notes to Consolidated Financial Statements.	13

Consolidated Schedule of Investments (continued)

June 30, 2026

Investments	Interest Rate		Maturity Date	Principal Amount‡		Fair Value(a)
Real Estate 1.16%
Hunt Cos., Inc.†	5.25%		4/15/2029		$525,000	$520,471
Newmark Group, Inc.	7.50%		1/12/2029		2,000,000	2,096,330
Total						2,616,801

REITS 0.94%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.†	4.25%		2/1/2027		1,750,000	1,740,841
Piedmont Operating Partnership LP	9.25%		7/20/2028		350,000	376,942
Total						2,117,783

Retail 1.02%
1011778 BC ULC/New Red Finance, Inc. (Canada)†(b)	4.375%		1/15/2028		1,000,000	989,288
Arko Corp.†	5.125%		11/15/2029		542,000	501,748
LBM Acquisition LLC†	6.25%		1/15/2029		460,000	334,738
Stonegate Pub Co. Financing PLC	10.75%		7/31/2029	GBP	345,000	468,340
Total						2,294,114

Telecommunications 0.42%
Lumen Technologies, Inc.	6.875%		1/15/2028		$509,000	514,090
Viasat, Inc.†	6.50%		7/15/2028		435,000	434,256
Total						948,346

Toys/Games/Hobbies 0.45%
Mattel, Inc.†	3.75%		4/1/2029		1,000,000	969,997
Mattel, Inc.†	5.875%		12/15/2027		50,000	50,020
Total						1,020,017

Transportation 0.75%
Pacific National Finance Pty. Ltd. (Australia)(b)	4.75%		3/22/2028		700,000	692,652
XPO, Inc.†	6.25%		6/1/2028		1,000,000	1,011,881
Total						1,704,533
Total Corporate Bonds (cost $74,552,185)						74,368,417

CORPORATE NOTES 1.57%

Financial Services 1.57%
QTS Realty Trust LLC Term Promissory Note	6.38% (3 mo. USD Term SOFR + 2.75%	)	10/31/2028		2,700,000	2,692,440	(c)
QTS Realty Trust LLC Revolving Promissory Note(f)	6.66% (1 mo. USD Term SOFR + 3.00%	)	10/31/2028		850,000	847,620	(c)
Total						3,540,060
Total Corporate Notes (cost $3,523,905)						3,540,060

14	See Notes to Consolidated Financial Statements.

Consolidated Schedule of Investments (continued)

June 30, 2026

Investments	Interest Rate		Maturity Date	Principal Amount‡	Fair Value(a)
FLOATING RATE LOANS(g) 47.36%

Aerospace & Defense 1.64%
Titan BW Borrower LP Revolver(f)	8.407% (3 mo. USD Term SOFR + 4.75%	)	7/24/2032	$337,838	$334,459	(c)
Titan BW Borrower LP PIK Delayed Draw Term Loan(f)	8.407% (3 mo. USD Term SOFR + 4.75%	)	7/24/2032	168,412	166,728	(c)
Titan BW Borrower LP PIK Term Loan (PIK 2.88%)	9.011% (3 mo. USD Term SOFR + 5.375%	)	7/24/2032	2,032,396	2,012,072	(c)
Zenith AcquisitionCo LLC Revolver(f)	8.169% (3 mo. USD Term SOFR + 4.50%	)	1/13/2033	137,470	136,783	(c)
Zenith AcquisitionCo LLC PIK Delayed Draw Term Loan(f)	8.169% (3 mo. USD Term SOFR + 4.50%	)	1/13/2033	352,267	350,506	(c)
Zenith AcquisitionCo LLC PIK Term Loan	8.169% (3 mo. USD Term SOFR + 4.50%	)	1/13/2033	710,263	706,711	(c)
Total					3,707,259

Building Products 0.65%
LHS Borrower LLC 2025 Revolver(f)	8.89% (1 mo. USD Term SOFR + 5.25%	)	9/4/2031	111,354	109,450	(c)
LHS Borrower LLC 2025 Term Loan	8.894% (1 mo. USD Term SOFR + 5.25%	)	9/4/2031	1,373,024	1,349,545	(c)
Total					1,458,995

Capital Markets 0.88%
Russell Investments U.S. Institutional Holdco, Inc.
2025 PIK Revolver(f)	8.73% (3 mo. USD Term SOFR + 5.00%	)	12/29/2032	150,943	148,679	(c)
Russell Investments U.S. Institutional Holdco, Inc. 2025 PIK Term Loan (PIK 0.75%)	9.482% (3 mo. USD Term SOFR + 5.75%	)	12/29/2032	1,859,279	1,831,390	(c)
Total					1,980,069

Commercial Services 0.07%
CRM Series Seller 2025 LLC Revolver(f)	7.47% - 7.49% (3 mo. USD Term SOFR + 3.85%	)	8/20/2030	166,667	166,717	(c)

Commercial Services & Supplies 2.84%
AMCP Clean Acquisition Co. LLC 2025 Refinancing Delayed Draw Term Loan	7.982% (3 mo. USD Term SOFR + 4.25%	)	6/15/2030	2,985,000	3,040,969
LIDO Purchaser, Inc. PIK Delayed Draw Term Loan(f)(l)	8.43% (3 mo. USD Term SOFR + 4.75%	)	4/4/2033	333,333	331,667	(c)

See Notes to Consolidated Financial Statements.	15

Consolidated Schedule of Investments (continued)

June 30, 2026

Investments	Interest Rate		Maturity Date	Principal Amount‡		Fair Value(a)
Commercial Services & Supplies (continued)
LIDO Purchaser, Inc. PIK Term Loan(l)	8.43% (3 mo. USD Term SOFR + 4.75%	)	4/4/2033		$1,166,667	$1,160,833	(c)
RR Donnelley & Sons Co. 2024 Term Loan	8.394% (1 mo. USD Term SOFR + 4.75%	)	8/8/2029		368,372	362,847	(c)
Saber Parent Holdings Corp. Revolver(f)	10.25% (3 mo. USD Term SOFR + 4.50%	)	12/16/2032		146,341	144,980	(c)
Saber Parent Holdings Corp. PIK Delayed Draw Term Loan (PIK 2.25%)(f)	8.38% (1 mo. USD Term SOFR + 4.75%	)	12/16/2032		292,760	290,037	(c)
Saber Parent Holdings Corp. PIK Term Loan (PIK 2.25%)	8.42% (3 mo. USD Term SOFR + 4.75%	)	12/16/2032		1,079,214	1,069,177	(c)
Total						6,400,510

Consumer Staples Distribution & Retail 2.24%
Bellis Acquisition Co. PLC 2023 GBP Incremental Term Loan	9.76% (SONIA + 5.75%	)	10/22/2029	GBP	2,500,000	3,193,428	(c)
Golden Hippo 2026 1st Amendment Term Loan(l)	6.75% (3 mo. USD Term SOFR + 4.75%	)	2/5/2031		$283,494	279,241	(c)
Golden Hippo 2026 Revolver(f)(l)	7.908% (3 mo. USD Term SOFR + 4.25%	)	2/5/2031		76,726	75,576	(c)
Golden Hippo 2026 Term Loan(l)	7.908% (3 mo. USD Term SOFR + 4.25%	)	2/5/2031		1,540,601	1,517,492	(c)
Total						5,065,737

Diversified Consumer Services 1.94%
CM MG Group LLC 2025 Delayed Draw Term Loan(f)	9.232% (3 mo. USD Term SOFR + 5.50%	)	3/27/2030		672,449	663,169	(c)
CM MG Group LLC 2025 Revolver(f)	9.265% (3 mo. USD Term SOFR + 5.50%	)	3/27/2030		168,919	166,588	(c)
CM MG Group LLC 2025 Term Loan	9.232% (3 mo. USD Term SOFR + 5.50%	)	3/27/2030		1,565,270	1,543,670	(c)
Eagle Bidco Ltd. 2025 GBP Term Loan B (United Kingdom)(b)	8.235% (SONIA + 4.50%	)	2/29/2032	GBP	1,500,000	1,999,126
Total						4,372,553

Diversified Financial Services 0.03%
BSFR II UTE I LLC Revolver(f)	7.62% (1 mo. USD Term SOFR + 4.00%	)	3/24/2028		$75,000	74,962	(c)

16	See Notes to Consolidated Financial Statements.

Consolidated Schedule of Investments (continued)

June 30, 2026

Investments	Interest Rate		Maturity Date	Principal Amount‡		Fair Value(a)
Electronic Equipment, Instruments & Components 1.53%
365 Retail Market LLC 2026 Delayed Draw Term Loan(f)	8.48% (3 mo. USD Term SOFR + 4.75%	)	5/6/2033		$212,551	$210,425	(c)
365 Retail Market LLC 2026 Revolver(f)	8.48% (3 mo. USD Term SOFR + 4.75%	)	5/6/2033		354,251	350,709	(c)
365 Retail Market LLC 2026 Term Loan	8.482% (3 mo. USD Term SOFR + 4.75%	)	5/6/2033		2,933,198	2,903,866	(c)
Total						3,465,000

Entertainment 0.44%
Flutter Financing BV 2024 Term Loan B (Netherlands)(b)	5.482% (3 mo. USD Term SOFR + 1.75%	)	11/30/2030		989,848	982,671

Financial Services 4.51%
BCPE Maverick Parent LP PIK Delayed Draw Term Loan (PIK 3.25%)(f)	6.975% (3 mo. USD Term SOFR + 3.25%	)	10/14/2027		3,375,000	3,377,700	(c)
Cerity Partners LLC 2025 6th Amendment Incremental Revolver(f)	8.15% (1 mo. USD Term SOFR + 4.50%	)	7/28/2031		82,569	81,817	(c)
Cerity Partners LLC 2025 Tranche B Delayed Draw Term Loan(f)	8.15% (3 mo. USD Term SOFR + 4.50%	)	7/28/2031		917,431	909,083	(c)
Harp Finco Ltd. GBP Term Loan (Jersey)(b)	8.735% (SONIA + 5.00%	)	3/27/2032	GBP	1,500,000	2,009,572	(c)
Pathfinder Bidco Ltd. PIK GBP Acquisition Capex Facility (United Kingdom)(b)(f)	8.731% (SONIA + 5.00%	)	4/8/2033	GBP	181,818	237,555	(c)
Pathfinder Bidco Ltd. PIK GBP Term Loan B (United Kingdom)(b)	8.76% (SONIA + 5.00%	)	4/8/2033	GBP	818,182	1,068,998	(c)
Tulip Bidco Ltd. EUR PIK Incremental Acquisition Facility (United Kingdom)(b)	7.025% - 7.37% (3 mo. EURIBOR + 4.95%	)	12/13/2027	EUR	415,334	468,629	(c)
Tulip Bidco Ltd. PIK GBP PIK Incremental Acquisition Facility (United Kingdom)(b)(f)	7.833% - 8.80% (SONIA + 4.95%	)	12/13/2027	GBP	1,535,081	2,020,529	(c)
Total						10,173,883

Health Care Providers & Services 4.28%
Allied Benefit Systems Intermediate LLC 2025 2nd Amendment Delayed Draw Term Loan(f)	8.644% (3 mo. USD Term SOFR + 5.00%	)	10/31/2030		$440,648	437,343	(c)

See Notes to Consolidated Financial Statements.	17

Consolidated Schedule of Investments (continued)

June 30, 2026

Investments	Interest Rate		Maturity Date	Principal Amount‡		Fair Value(a)
Health Care Providers & Services (continued)
Allied Benefit Systems Intermediate LLC 2025 2nd Amendment Term Loan	8.644% (1 mo. USD Term SOFR + 5.00%	)	10/31/2030		$2,540,157	$2,521,106	(c)
Aryeh Bidco Investment Ltd. CAD Revolver (Canada)(b)(f)	7.29% (3 mo. Canadian Overnight Repo Rate Average + 5.00%	)	1/14/2033	CAD	151,210	104,975	(c)
Aryeh Bidco Investment Ltd. PIK CAD Delayed Draw Term Loan (Canada)(b)(f)	7.286% (3 mo. Canadian Overnight Repo Rate Average + 5.00%	)	1/14/2033	CAD	211,693	147,025	(c)
Aryeh Bidco Investment Ltd. PIK CAD Term Loan (Canada)(b)	7.286% (3 mo. Canadian Overnight Repo Rate Average + 5.00%	)	1/14/2033	CAD	1,137,097	789,253	(c)
One Call Corp. 2025 Revolver(f)	8.48% (3 mo. USD Term SOFR + 4.75%	)	9/10/2030		$230,263	226,809	(c)
One Call Corp. 2025 Term Loan	9.482% (3 mo. USD Term SOFR + 5.75%	)	9/10/2030		3,239,083	3,190,497	(c)
Opseo Holding BV EUR Senior Revoler (Netherlands)(b)(f)	4.90% (3 mo. EURIBOR + 4.90%	)	10/21/2032	EUR	37,736	42,470	(c)
Opseo Holding BV PIK EUR Facility B (Netherlands)(b)	7.191% (3 mo. EURIBOR + 4.90%	)	1/21/2033	EUR	1,690,566	1,902,666	(c)
Opseo Holding BV PIK EUR Senior Acquisition Facility (Netherlands)(b)(f)	7.191% (3 mo. EURIBOR + 4.90%	)	1/21/2033	EUR	271,698	305,786	(c)
Total						9,667,930

Health Care Technology 3.00%
CT Technologies Intermediate Holdings, Inc. 2025 Incremental Delayed Draw Term Loan(f)	8.394% (1 mo. USD Term SOFR + 4.75%	)	9/2/2031		$727,414	709,229	(c)
CT Technologies Intermediate Holdings, Inc. 2025 Incremental Term Loan	8.394% (1 mo. USD Term SOFR + 4.75%	)	9/2/2031		1,270,574	1,238,810	(c)
CT Technologies Intermediate Holdings, Inc. 2025 Revolver(f)	8.64% (3 mo. USD Term SOFR + 5.00%	)	9/2/2031		365,764	360,278	(c)
CT Technologies Intermediate Holdings, Inc. 2025-B Special Purpose Delayed Draw Term Loan(f)	5.50% (3 mo. USD Term SOFR + 4.75%	)	9/2/2031		122,531	119,468	(c)
Goldeneye Parent LLC PIK Revolver(f)	8.394% (3 mo. USD Term SOFR + 4.75%	)	3/31/2032		316,189	306,703	(c)

18	See Notes to Consolidated Financial Statements.

Consolidated Schedule of Investments (continued)

June 30, 2026

Investments	Interest Rate		Maturity Date	Principal Amount‡	Fair Value(a)
Health Care Technology (continued)
Goldeneye Parent LLC PIK Term Loan	8.394% (1 mo. USD Term SOFR + 4.75%	)	3/31/2032	$2,161,973	$2,097,114	(c)
Wisdom Purchaser LLC Revolver(f)	7.98% (3 mo. USD Term SOFR + 4.25%	)	7/24/2032	187,500	182,344	(c)
Wisdom Purchaser LLC PIK Term Loan	7.982% (3 mo. USD Term SOFR + 4.25%	)	7/24/2032	1,803,438	1,758,351	(c)
Total					6,772,297

Hotels, Restaurants & Leisure 0.84%
OB Global Openbet Holdings 2 LLC Term Loan	9.728% (3 mo. USD Term SOFR + 6.00%	)	9/24/2029	1,906,250	1,888,522	(c)

Information Technology Services 0.44%
Yucca Growth Infrastructure LLC Delayed Draw Term Loan(f)	6.749% (1 mo. USD Term SOFR + 3.00%	)	9/18/2026	879,599	871,155	(c)
Yucca Growth Infrastructure LLC Term Loan	6.71% (6 mo. USD Term SOFR + 3.00% (12 mo. USD Term SOFR + 3.00%	) )	9/18/2026	130,624	129,370	(c)
Total					1,000,525

Insurance 1.31%
Koala Investment Holdings, Inc. Revolver(f)	7.983% (3 mo. USD Term SOFR + 4.25%	)	8/29/2032	201,072	197,553	(c)
Koala Investment Holdings, Inc. PIK Delayed Draw Term Loan(f)	8.211% (3 mo. USD Term SOFR + 4.50%	)	8/29/2032	452,413	444,496	(c)
Koala Investment Holdings, Inc. PIK Term Loan	7.994% (3 mo. USD Term SOFR + 4.25%	)	8/29/2032	2,346,515	2,305,451	(c)
Total					2,947,500

Life Sciences Tools & Services 1.10%
Cambrex Corp. 2025 Revolver(f)	8.228% - 8.40% (1 mo. USD Term SOFR + 4.75%	)	3/5/2032	255,102	255,102	(c)
Cambrex Corp. PIK 2025 Delayed Draw Term Loan	8.394% (1 mo. USD Term SOFR + 4.75%	)	3/5/2032	290,087	290,087	(c)
Cambrex Corp. PIK 2025 Unitranche Term Loan	8.394% (1 mo. USD Term SOFR + 4.75%	)	3/5/2032	1,938,703	1,938,703	(c)
Total					2,483,892

See Notes to Consolidated Financial Statements.	19

Consolidated Schedule of Investments (continued)

June 30, 2026

Investments	Interest Rate		Maturity Date	Principal Amount‡		Fair Value(a)
Machinery 1.04%
Foresight U.S. Bidco, Inc. EUR Revolver(f)	5.00% (3 mo. EURIBOR + 5.00%	)	3/23/2033	EUR	300,000	$339,352	(c)
UFT Buyer LLC PIK Delayed Draw Term Loan 8.73%(f)	8.585% (3 mo. USD Term SOFR + 5.00%	)	12/6/2032		$487,805	482,927	(c)
UFT Buyer LLC PIK Revolver(f)	8.23% (3 mo. USD Term SOFR + 4.50%	)	12/6/2032		182,927	181,097	(c)
UFT Buyer LLC PIK Term Loan B (PIK 2.75%)	8.732% (3 mo. USD Term SOFR + 5.00%	)	12/6/2032		1,350,471	1,336,967	(c)
Total						2,340,343

Media 2.18%
Charter Communications Operating LLC 2023 Term Loan B4	5.692% (3 mo. USD Term SOFR + 2.00%	)	12/7/2030		2,484,805	2,459,808
Discovery Global Holdings, Inc. 2026 USD Term Loan B	6.144% (1 mo. USD Term SOFR + 2.50%	)	6/3/2033		2,451,923	2,455,650
Total						4,915,458

Oil & Gas 0.44%
Hilcorp Energy I LP Term Loan B	5.389% (1 mo. USD Term SOFR + 1.75%	)	2/11/2030		997,475	999,036

Personal Care Products 2.09%
DRS Holdings III, Inc. 2025 Revolver(f)	8.894% (3 mo. USD Term SOFR + 5.25%	)	11/1/2028		142,624	141,327	(c)
DRS Holdings III, Inc. 2025 Term Loan	8.894% (1 mo. USD Term SOFR + 5.25%	)	11/1/2028		2,160,228	2,140,570	(c)
DRS Holdings III, Inc. 2026 6th Amendment Term Loan	8.894% (1 mo. USD Term SOFR + 5.25%	)	11/1/2028		500,000	495,450	(c)
Silk Holdings III Corp. 2025 5th Amendment Revolver(f)	8.11% (1 mo. USD Term SOFR + 4.50%	)	12/3/2032		139,264	137,996	(c)
Silk Holdings III Corp. 2025 5th Amendment Term Loan	8.11% (1 mo. USD Term SOFR + 4.50%	)	12/3/2032		1,826,599	1,809,977	(c)
Total						4,725,320

20	See Notes to Consolidated Financial Statements.

Consolidated Schedule of Investments (continued)

June 30, 2026

Investments	Interest Rate		Maturity Date	Principal Amount‡		Fair Value(a)
Pharmaceuticals 0.57%
Apple AU Finco Pty. Ltd. PIK AUD Delayed Draw Term Loan C1 (Australia)(b)(f)	9.243% (6 mo. Australian Bank Bill Swap + 4.75%	)	3/19/2033	AUD	174,242	$119,431	(c)
Apple AU Finco Pty. Ltd. PIK AUD Delayed Draw Term Loan C2 (Australia)(b)(f)	9.243% (6 mo. Australian Bank Bill Swap + 4.75%	)	3/19/2033	AUD	10,000	6,854	(c)
Apple AU Finco Pty. Ltd. PIK AUD Term Loan B1 (Australia)(b)	9.243% (6 mo. Australian Bank Bill Swap + 4.75%	)	3/19/2033	AUD	1,684,707	1,154,743	(c)
Apple AU Finco Pty. Ltd. PIK AUD Term Loan B2 (Australia)(b)	9.243% (6 mo. Australian Bank Bill Swap + 4.75%	)	3/19/2033	AUD	10,000	6,854	(c)
Total						1,287,882

Professional Services 4.55%
Chartwell Cumming Holding Corp. 2026 Delayed Draw Term Loan B(f)	8.383% (3 mo. USD Term SOFR + 4.75%	)	6/16/2033		$780,248	764,643	(c)
Chartwell Cumming Holding Corp. 2026 Replacement Revolver(f)	8.383% (3 mo. USD Term SOFR + 4.75%	)	6/16/2033		59,258	58,073	(c)
Chartwell Cumming Holding Corp. 2026 Replacement Term Loan	8.383% (3 mo. USD Term SOFR + 4.75%	)	6/16/2033		160,494	157,284	(c)
Consult Bidco Ltd. PIK GBP Delayed Draw Term Loan (PIK 1.00%) (United Kingdom)(b)(f)	8.73% (SONIA + 5.00%	)	3/7/2033	GBP	192,192	251,517	(c)
Consult Bidco Ltd. PIK GBP Term Loan (PIK 1.00%) (United Kingdom)(b)	8.73% (SONIA + 5.00%	)	3/4/2033	GBP	468,528	613,152	(c)
Consult Bidco Ltd. PIK USD Term Loan (United Kingdom)(b)	8.618% (6 mo. USD Term SOFR + 5.00%	)	3/4/2033		$450,885	444,708	(c)
Deerfield Dakota Holding LLC 2025 PIK Term Loan (PIK 2.75%)	9.45% (3 mo. USD Term SOFR + 5.75%	)	9/13/2032		2,789,671	2,748,662	(c)
Deerfield Dakota Holding LLC 2025 Revolver(f)	8.636% - 8.90% (1 mo. USD Term SOFR + 5.25%	)	9/13/2032		257,143	253,363	(c)
Pacioli U.K. Midco Ltd. GBP Term Loan B (United Kingdom)(b)	8.727% (SONIA + 5.00%	)	4/14/2032	GBP	1,410,000	1,831,766	(c)

See Notes to Consolidated Financial Statements.	21

Consolidated Schedule of Investments (continued)

June 30, 2026

Investments	Interest Rate		Maturity Date	Principal Amount‡		Fair Value(a)
Professional Services (continued)
Sigma Irish Acquico Ltd. 2025 Delayed Draw Term Loan (Ireland)(b)(f)	7.541% (3 mo. USD Term SOFR + 5.25%	)	3/19/2032		$305,245	$302,955	(c)
Sigma Irish Acquico Ltd. 2025 EUR DDTL (Ireland)(b)	7.541% (3 mo. EURIBOR + 5.25%	)	3/19/2032	EUR	126,245	143,166	(c)
Sigma Irish Acquico Ltd. 2025 EUR Term Loan B (Ireland)(b)	7.541% (3 mo. EURIBOR + 5.25%	)	3/19/2032	EUR	1,242,249	1,412,297	(c)
Sigma Irish Acquico Ltd. 2025 USD Term Loan B (Ireland)(b)	8.87% (3 mo. USD Term SOFR + 5.25%	)	3/19/2032		$1,304,138	1,294,357	(c)
Total						10,275,943

Real Estate Management & Development 1.73%
Associations, Inc. 2024 2nd Amendment Revolver(f)	10.44% (3 mo. USD Term SOFR + 6.50%	)	7/2/2028		136,842	136,158	(c)
Associations, Inc. 2024 2nd Amendment Term Loan A	10.42% (3 mo. USD Term SOFR + 6.50%	)	7/2/2028		2,164,874	2,154,049	(c)
Associations, Inc. 2024 Special Purpose Delayed Draw Term Loan	10.42% (3 mo. USD Term SOFR + 6.50%	)	7/2/2028		169,682	168,834	(c)
Associations, Inc. 2026 3rd Amendment Incremental Term Loan	10.41% (3 mo. USD Term SOFR + 6.50%	)	7/2/2028		211,996	210,936	(c)
Associations, Inc. 2026 Delayed Draw Term Loan B(f)	10.44% (3 mo. USD Term SOFR + 6.50%	)	7/2/2028		318,791	317,197	(c)
Rome Wildlife, Inc. Bridge Term Loan(f)	–	(h)	4/25/2027		915,495	915,495	(c)
Total						3,902,669

Retail 0.09%
7-Eleven, Inc. Term Loan (2028)	5.108% (3 mo. USD Term SOFR + 1.45%	)	12/11/2028		200,000	200,000

Software 3.28%
Edition Holding, Inc. Revolver(f)	8.155% (1 mo. USD Term SOFR + 4.50%	)	12/20/2032		267,990	265,310	(c)
Edition Holdings, Inc. PIK Delayed Draw Term Loan 2(f)	8.155% (3 mo. USD Term SOFR + 4.50%	)	12/20/2032		644,566	638,120	(c)
Edition Holdings, Inc. PIK Term Loan	8.144% (1 mo. USD Term SOFR + 4.50%	)	12/20/2032		3,555,195	3,519,643	(c)
Jeppesen Holdings LLC Revolver(f)	8.413% (3 mo. USD Term SOFR + 4.75%	)	11/1/2032		147,887	146,408	(c)

22	See Notes to Consolidated Financial Statements.

Consolidated Schedule of Investments (continued)

June 30, 2026

Investments	Interest Rate		Maturity Date	Principal Amount‡	Fair Value(a)
Software (continued)
Jeppesen Holdings, LLC PIK Term Loan	8.413% (3 mo. USD Term SOFR + 4.75%	)	11/1/2032	$2,852,113	$2,823,592	(c)
Total					7,393,073

Specialty Retail 0.09%
Altern Marketing LLC 2026 Revolver(f)(l)	7.908% (3 mo. USD Term SOFR + 4.25%	)	2/5/2031	51,151	50,383	(c)
Altern Marketing LLC 2026 Term Loan(l)	7.908% (3 mo. USD Term SOFR + 4.25%	)	2/5/2031	150,767	148,506	(c)
Total					198,889

Technology Hardware, Storage & Peripherals 1.84%
VCI Asset Holdings 1 LLC Fixed Term Loan	10.00%		11/20/2030	2,528,869	2,698,809
VCI Asset Holdings 2 LLC Fixed Term Loan	7.375%		2/18/2031	1,417,033	1,455,859
Total					4,154,668

Trading Companies & Distributors 0.66%
NFO Orange Buyer LLC Delayed Draw Term Loan(f)	11.25% (3 mo. USD Term SOFR + 4.50%	)	1/13/2033	236,842	234,213	(c)
NFO Orange Buyer LLC Revolver(f)	10.25% (3 mo. USD Term SOFR + 4.50%	)	1/13/2033	157,895	156,142	(c)
NFO Orange Buyer LLC Term Loan	8.245% (6 mo. USD Term SOFR + 4.50%	)	1/13/2033	1,105,263	1,092,995	(c)
Total					1,483,350

Transportation Infrastructure 1.06%
Elk Bidco, Inc. Delayed Draw Term Loan(f)	8.232% (3 mo. USD Term SOFR + 4.50%	)	6/14/2032	373,134	359,142	(c)
Elk Bidco, Inc. Revolver(f)	8.232% (3 mo. USD Term SOFR + 4.50%	)	6/14/2032	335,821	322,388	(c)
Elk Bidco, Inc. Term Loan	8.232% (3 mo. USD Term SOFR + 4.50%	)	6/14/2032	1,777,612	1,710,951	(c)
Total					2,392,481
Total Floating Rate Loans (cost $106,940,526)					106,878,134

				Units
MEMBERSHIP INTERESTS 0.14%

Technology Hardware, Storage & Peripherals 0.14%
VCI Asset Holdings 1 LLC*(j)				125,996	119,696	(c)
VCI Intermediate TopCo 2 LLC*(k)				219,583	206,409	(c)
Total Membership Interests (cost $345,580)					326,105

See Notes to Consolidated Financial Statements.	23

Consolidated Schedule of Investments (continued)

June 30, 2026

Investments	Interest Rate		Maturity Date	Principal Amount‡	Fair Value(a)
MUNICIPAL BONDS 0.05%

Miscellaneous 0.05%
New York City Industrial Development Agency NY† (cost $109,292)	11.00%		3/1/2029	$100,000	$108,327

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 3.79%
1345 Trust Series 2025-AOA Class B†	5.625% (1 mo. USD Term SOFR + 2.00%	)#	6/15/2042	500,000	502,279
ARES Commercial Mortgage Trust Series 2026-AZURE Class D†	5.975% (1 mo. USD Term SOFR + 2.35%	)#	3/15/2038	260,000	260,937
BAHA Trust Series 2024-MAR Class B†	7.069%	#(i)	12/10/2041	500,000	515,428
BX Commercial Mortgage Trust Series 2026-CSMO Class D†	6.075% (1 mo. USD Term SOFR + 2.45%	)#	2/15/2043	400,000	405,125
BX Trust Series 2025-VLT7 Class E†	7.375% (1 mo. USD Term SOFR + 3.75%	)#	7/15/2044	500,000	501,901
DBC Mortgage Trust Series 2025-DBC Class D†	6.226% (1 mo. USD Term SOFR + 2.60%	)#	11/15/2042	380,000	382,665
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2022-HQA3 Class M2†	8.978% (30 day USD SOFR Average + 5.35%	)#	8/25/2042	200,000	209,509
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2023-HQA3 Class M1†	5.478% (30 day USD SOFR Average + 1.85%	)#	11/25/2043	162,192	162,981
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2024-DNA2 Class A1†	4.878% (30 day USD SOFR Average + 1.25%	)#	5/25/2044	256,639	257,577
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2024-HQA1 Class A1†	4.878% (30 day USD SOFR Average + 1.25%	)#	3/25/2044	408,151	409,573
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2024-HQA2 Class A1†	4.878% (30 day USD SOFR Average + 1.25%	)#	8/25/2044	256,667	257,800
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2025-DNA3 Class A1†	4.578% (30 day USD SOFR Average + 0.95%	)#	9/25/2045	195,437	195,835
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2025-HQA1 Class A1†	4.578% (30 day USD SOFR Average + 0.95%	)#	2/25/2045	4,525	4,531
Federal National Mortgage Association Connecticut Avenue Securities Series 2024-R05 Class 2A1†	4.628% (30 day USD SOFR Average + 1.00%	)#	7/25/2044	18,623	18,654

24	See Notes to Consolidated Financial Statements.

Consolidated Schedule of Investments (continued)

June 30, 2026

Investments	Interest Rate		Maturity Date	Principal Amount‡	Fair Value(a)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Federal National Mortgage Association Connecticut Avenue Securities Series 2025-R02 Class 1A1†	4.628% (30 day USD SOFR Average + 1.00%	)#	2/25/2045	$156,662	$156,915
Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2024-R06 Class 1A1†	4.778% (30 day USD SOFR Average + 1.15%	)#	9/25/2044	8,769	8,794
Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2025-R05 Class 2A1†	4.628% (30 day USD SOFR Average + 1.00%	)#	7/25/2045	255,213	255,679
Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2025-R05 Class 2M1†	4.828% (30 day USD SOFR Average + 1.20%	)#	7/25/2045	248,604	248,925
Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2026-R01 Class 2A1†	4.478% (30 day USD SOFR Average + 0.85%	)#	1/25/2046	21,266	21,266
First Citizens Loan Trust Series 2026-SBA1A Class A†	5.681%		5/27/2053	700,000	706,645
MAD Commercial Mortgage Trust Series 2025-11MD Class C†	5.818%	#(i)	10/15/2042	400,000	401,977
MLTI Trust Series 2026-MLTI Class B10†	5.221% (1 mo. USD Term SOFR + 1.60%	)#	6/15/2031	870,000	870,740
NYC Commercial Mortgage Trust Series 2026-1PARK Class C†	5.483% (1 mo. USD Term SOFR + 1.85%	)#	2/15/2043	200,000	200,768
PLYM Commercial Mortgage Trust Series 2026-IND Class D†	5.775% (1 mo. USD Term SOFR + 2.15%	)#	3/15/2043	210,000	210,522
SHRN Trust Series 2025-MF18 Class D†	5.875% (1 mo. USD Term SOFR + 2.25%	)#	10/15/2040	380,000	381,959
SWCH Commercial Mortgage Trust Series 2025-DATA Class B†	5.468% (1 mo. USD Term SOFR + 1.84%	)#	2/15/2042	500,000	496,468
TEXAS Commercial Mortgage Trust Series 2025-TWR Class D†	6.716% (1 mo. USD Term SOFR + 3.09%	)#	4/15/2042	500,000	500,407
Total Non-Agency Commercial Mortgage-Backed Securities (cost $8,528,920)					8,545,860
Total Long-Term Investments (cost $264,470,616)					264,189,202
Total Investments in Securities 117.07% (cost $264,470,616)					264,189,202
Less Unfunded Loan Commitments (7.37%) (cost $16,742,648)					(16,638,583)
Net Investments in Securities 109.70% (cost $247,727,968)					247,550,619

See Notes to Consolidated Financial Statements.	25

Consolidated Schedule of Investments (continued)

June 30, 2026

Investments	Fair Value(a)
Borrowings (12.85%)	$(29,000,000)
Other Assets and Liabilities – Net 3.15%	7,118,263
Net Assets 100.00%	$225,668,882

AUD	Australian Dollar.
CAD	Canadian Dollar.
EUR	Euro.
GBP	British Pound.
EURIBOR	Euro Interbank Offered Rate.
ICE	Intercontinental Exchange.
PIK	Payment-in-kind.
REITS	Real Estate Investment Trusts.
REMICS	Real Estate Mortgage Investment Conduits.
SOFR	Secured Overnight Financing Rate.
SONIA	Sterling Overnight Index Average.
STACR	Structured Agency Credit Risk.
‡	Principal Amount is denominated in U.S. dollars unless otherwise noted.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At June 30, 2026, the total value of Rule 144A securities was $111,120,016, which represents 49.24% of net assets (See Note 2(h)).
#	Variable rate security. The interest rate represents the rate in effect at June 30, 2026.
^	Variable Rate is Fixed to Float: Rate remains fixed or at Zero Coupon until a designated future date.
*	Non-income producing security.
(a)	Investment holdings denominated in foreign currencies are converted to U.S. Dollars using period end spot rates.
(b)	Foreign security traded in U.S. dollars.
(c)	Level 3 Investment as described in Note 2(a) in the Notes to Consolidated Financial Statements. Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Fund’s Adviser as “valuation designee.”
(d)	Security has been fully or partially segregated for open reverse repurchase agreements as of June 30, 2026 (See Note 2(i)).
(e)	Securities purchased on a when-issued basis (See Note 2(k)).
(f)	Security partially/fully unfunded (See Note 2 (c)).
(g)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the SOFR or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at June 30, 2026.
(h)	Interest rate to be determined.
(i)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(j)	The investment, which was acquired on 11/19/2025, was issued in a private placement transaction and as such is generally restricted to resale. Total fair value of restricted investments as of June 30, 2026 was $119,696 or 0.05% of net assets.
(k)	The investment, which was acquired on 02/13/2026, was issued in a private placement transaction and as such is generally restricted to resale. Total fair value of restricted investments as of June 30, 2026 was $206,409 or 0.09% of net assets.
(l)	All or a portion of this security is held by a wholly-owned subsidiary of the Fund organized as a Delaware limited liability company.

26	See Notes to Consolidated Financial Statements.

Consolidated Schedule of Investments (continued)

June 30, 2026

Centrally Cleared Credit Default Swap Contracts on Indexes/Issuers - Buy Protection at June 30, 2026(1):

Referenced Indexes/Issuers	Fund Pays (Quarterly)	Termination Date	Notional Amount	Upfront Payments Paid/ (Received) Net of Amortization	Unrealized Appreciation/ (Depreciation)(2)	Value
Lincoln National Corp.	1.00%	12/20/2030	$92,000	$1,878	$(833)	$1,045

Centrally Cleared Credit Default Swap Contracts on Indexes/Issuers - Sell Protection at June 30, 2026(1):

Referenced Indexes/Issuers	Fund Receives (Quarterly)	Termination Date	Notional Amount	Upfront Payments Paid/ (Received) Net of Amortization	Unrealized Appreciation/ (Depreciation)(2)	Value
Microsoft Corp.	1.00%	12/20/2030	$1,800,000	$54,474	$(8,734)	$45,740

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap contracts agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap contracts and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap contracts less the recovery value of the referenced obligation or underlying securities. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap contracts agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap contracts and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap contracts less the recovery value of the referenced obligation or underlying securities.
(2)	Total unrealized appreciation on Credit Default Swap Contracts on Indexes/Issuers amounted to $0. Total unrealized depreciation on Credit Default Swap Contracts on Indexes/Issuers amounted to $9,567.

Centrally Cleared Interest Rate Swap Contracts at June 30, 2026:

Periodic Payments to be Made By The Fund (Quarterly)	Periodic Payments to be Received By The Fund (Quarterly)	Termination Date	Notional Amount	Upfront Payments Paid/ (Received) Net of Amortization	Unrealized Appreciation/ (Depreciation)	Value
3.210%	12-Month USD SOFR Index	10/23/2027	$10,000,000	$–	$106,574	$106,574
3.331%	12-Month USD SOFR Index	2/23/2027	$9,800,000	–	39,845	39,845
3.641%	12-Month USD SOFR Index	3/27/2029	$2,900,000	–	24,283	24,283
3.859%	12-Month USD SOFR Index	6/30/2031	$400,000	–	944	944
Total				$–	$171,646	$171,646

See Notes to Consolidated Financial Statements.	27

Consolidated Schedule of Investments (continued)

June 30, 2026

Periodic Payments to be Made By The Fund (Quarterly)	Periodic Payments to be Received By The Fund (Quarterly)	Termination Date	Notional Amount	Upfront Payments Paid/ (Received) Net of Amortization	Unrealized Appreciation/ (Depreciation)	Value
4.017%	12-Month USD SOFR Index	6/25/2033	$340,000	$–	$(1,604)	$(1,604)

SOFR	Secured Overnight Financing Rate.

Forward Foreign Currency Exchange Contracts at June 30, 2026:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Australian dollar	Sell	Goldman Sachs	7/10/2026	1,677,000	$1,198,466	$1,160,914	$37,552
British pound	Sell	Goldman Sachs	8/7/2026	7,600,000	10,256,752	10,080,801	175,951
British pound	Sell	Goldman Sachs	8/7/2026	560,000	754,160	742,796	11,364
British pound	Sell	Goldman Sachs	8/7/2026	363,000	487,919	481,491	6,428
British pound	Sell	Goldman Sachs	8/7/2026	258,000	346,581	342,216	4,365
Canadian dollar	Sell	Goldman Sachs	7/17/2026	3,464,000	2,537,099	2,444,025	93,074
Euro	Sell	Goldman Sachs	9/18/2026	5,717,000	6,670,502	6,553,459	117,043
Total Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$445,777

Reverse Repurchase Agreement Payables as of June 30, 2026

Counterparty	Fair Value	Type of Non-Cash Underlying Collateral	Interest Rate(1)	Trade Date	Maturity Date	Fair Value Including Accrued Interest(2)	Remaining Contractual Maturity of the Agreements
J.P. Morgan	$3,861,350	Asset-Backed Securities	4.150%	6/15/2026	7/15/2026	$3,868,472	Up to 30 days

(1)	The positive interest rate on the reverse repurchase agreement results in interest expense to the Fund.
(2)	Total fair value of reverse repurchase agreement includes interest payable of $7,122.

28	See Notes to Consolidated Financial Statements.

Consolidated Schedule of Investments (continued)

June 30, 2026

The following is a summary of the inputs used as of June 30, 2026 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities
Collateralized Loan
Obligation-Warehouse	$–	$–	$5,997,900	$5,997,900
Other	–	45,053,115	8,037,000	53,090,115
Remaining Industries	–	11,334,284	–	11,334,284
Corporate Bonds
Machinery	–	–	1,894,939	1,894,939
Remaining Industries	–	72,473,478	–	72,473,478
Corporate Notes(3)	–	–	3,540,060	3,540,060
Floating Rate Loans(4)
Aerospace & Defense	–	–	3,707,259	3,707,259
Building Products	–	–	1,458,995	1,458,995
Capital Markets	–	–	1,980,069	1,980,069
Commercial Services	–	–	166,717	166,717
Commercial Services & Supplies	–	3,040,969	3,359,541	6,400,510
Consumer Staples Distribution & Retail	–	–	5,065,737	5,065,737
Diversified Consumer Services	–	1,999,126	2,373,427	4,372,553
Diversified Financial Services	–	–	74,962	74,962
Electronic Equipment, Instruments & Components	–	–	3,465,000	3,465,000
Financial Services	–	–	10,173,883	10,173,883
Health Care Providers & Services	–	–	9,667,930	9,667,930
Health Care Technology	–	–	6,772,297	6,772,297
Hotels, Restaurants & Leisure	–	–	1,888,522	1,888,522
Information Technology Services	–	–	1,000,525	1,000,525
Insurance	–	–	2,947,500	2,947,500
Life Sciences Tools & Services	–	–	2,483,892	2,483,892
Machinery	–	–	2,340,343	2,340,343
Personal Care Products	–	–	4,725,320	4,725,320
Pharmaceuticals	–	–	1,287,882	1,287,882
Professional Services	–	–	10,275,943	10,275,943
Real Estate Management & Development	–	–	3,902,669	3,902,669
Software	–	–	7,393,073	7,393,073
Specialty Retail	–	–	198,889	198,889
Trading Companies & Distributors	–	–	1,483,350	1,483,350
Transportation Infrastructure	–	–	2,392,481	2,392,481
Remaining Industries	–	11,251,833	–	11,251,833
Membership Interests	–	–	326,105	326,105

See Notes to Consolidated Financial Statements.	29

Consolidated Schedule of Investments (continued)

June 30, 2026

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Municipal Bonds	$–	$108,327	$–	$108,327
Non-Agency Commercial
Mortgage-Backed Securities	–	8,545,860	–	8,545,860
Total	$–	$153,806,992	$110,382,210	$264,189,202
Other Financial Instruments
Centrally Cleared Credit Default Swap Contracts
Assets	$–	$46,785	$–	$46,785
Liabilities	–	–	–	–
Centrally Cleared Interest Rate Swap Contracts
Assets	–	171,646	–	171,646
Liabilities	–	(1,604)	–	(1,604)
Forward Foreign Currency Exchange Contracts
Assets	–	445,777	–	445,777
Liabilities	–	–	–	–
Reverse Repurchase Agreements
Asset	–	–	–	–
Liabilities	–	(3,868,472)	–	(3,868,472)
Total	$–	$(3,205,868)	$–	$(3,205,868)

(1)	Refer to Note 2(a) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Consolidated Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable, each Level 3 security is identified on the Consolidated Schedule of Investments along with the valuation technique utilized.
(3)	The level 3 investments include unfunded commitments of $569,900.
(4)	The level 3 investments include unfunded commitments of $16,068,683.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

30	See Notes to Consolidated Financial Statements.

Consolidated Schedule of Investments (continued)

June 30, 2026

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Asset-Backed Securities	Corporate Bonds	Corporate Notes(a)	Floating Rate Loans(b)	Membership Interests
Balance as of July 1, 2025	$10,000,000	$–	$4,959,500	$33,305,532	$–
Accrued Discounts/(Premiums)	–	485	4,980	106,228	–
Realized Gain/(Loss)	–	–	7,629	51,284	–
Change in Unrealized Appreciation/(Depreciation)	34,609	(9,079)	13,809	(916,690)	(19,475)
Purchases	12,016,958	1,903,533	843,342	67,231,666	345,580
Sales	(8,016,667)	–	(2,289,200)	(9,191,814)	–
Transfers into Level 3(c)	–	–	–	–	–
Transfers out of Level 3(c)	–	–	–	–	–
Balance as of June 30, 2026	$14,034,900	$1,894,939	$3,540,060	$90,586,206	$326,105
Change in unrealized appreciation/(depreciation) for the fiscal year ended June 30, 2026, related to the Level 3 investments held at June 30, 2026	$34,609	$(9,079)	$14,314)	$(917,013)	$(19,475)

(a)	Includes unfunded commitments of $569,900.
(b)	Includes unfunded commitments of $16,068,683.
(c)	The Fund recognizes transfers within the fair value hierarchy as of the beginning of the period.

See Notes to Consolidated Financial Statements.	31

Consolidated Schedule of Investments (concluded)

June 30, 2026

The following table summarizes the significant unobservable inputs the Fund used to value its investments categorized within Level 3 as of June 30, 2026. In addition to the techniques and inputs noted in the table below, according to the valuation policy we may also use other valuation techniques and methodologies when determining the fair value measurements. The below table is not intended to be all-inclusive, but rather provide information on the significant unobservable inputs as they relate to the Fund’s determination of fair values.

Quantitative Information about Level 3 Fair Value Measurements

Assets Category	Fair Value ($)	Valuation Technique(s)/ Methodologies	Unobservable Input(s)	Range of Unobservable Input(s) Utilized	Weighted Average Unobservable Input(s)
Asset-Backed Securities	14,034,900	Income Approach	Discount Rate	3.44% – 9.13%	7.23%
Corporate Bonds	1,894,939	Market Approach	Transaction Price	N/A	N/A
Corporate Notes(a)	3,540,060	Income Approach	Discount Rate	6.98% – 7.25%	7.04%
Floating Rate Loans(b)	79,798,899	Income Approach	Discount Rate	5.59% – 11.43%	9.39%
Floating Rate Loans(c)	10,787,307	Market Approach	Transaction Price	N/A	N/A
Membership Interests	326,105	Income Approach	Discount Rate	15.06% – 18.91%	16.47%
Total Level 3 Investments	$110,382,210

(a)	Includes unfunded loan commitments of $569,900.
(b)	Includes unfunded loan commitments of $12,128,542.
(c)	Includes unfunded loan commitments of $3,940,141.

The significant unobservable input used in the market approach is the transaction price to acquire the position. There has been no change to the valuation based on the underlying assumptions used at the closing of such transaction. The significant unobservable input used in the income approach is the discount rate. The discount rate is used to discount the estimated future cash flows, which include both future principal and interest payments expected to be received from the underlying investment. An increase/decrease in the discount rate would result in a decrease/increase, respectively, in the fair value. There have been no material changes to the valuation approaches utilized during the year ended June 30, 2026.

32	See Notes to Consolidated Financial Statements.

Consolidated Statement of Assets and Liabilities

June 30, 2026

ASSETS:
Investments in securities, at cost	$247,727,968
Investments in securities, at fair value	$247,550,619
Cash	6,076,680
Deposits with brokers for forwards and swap contracts collateral	3,448,850
Foreign cash, at value (cost $1,813,484)	1,817,914
Receivables:
Interest	2,809,981
Capital shares sold	923,742
Investment securities sold	140,258
From advisor (See Note 4)	129,894
Deferred financing costs	52,233
Unrealized appreciation on forward foreign currency exchange contracts	445,777
Prepaid expenses	32,290
Total assets	263,428,238
LIABILITIES:
Payables:
Credit Facility	29,000,000
Variation margin for centrally cleared swap contract agreements	1,700,516
Investment securities purchased	1,265,402
Management fee	182,765
Credit Facility Interest	112,644
Trustees’ fees	8,828
Fund administration	7,311
Distribution and Servicing Plan	4,421
Reverse repurchase agreement payable, at fair value	3,868,472
Unrealized depreciation on unfunded loan commitments	104,065
Distributions payable	1,236,551
Accrued expenses	268,381
Total liabilities	37,759,356
Commitments and contingent liabilities (See Note 2(c))	–
NET ASSETS	$225,668,882
COMPOSITION OF NET ASSETS:
Paid-in capital	$225,708,056
Total distributable earnings/(loss)	(39,174)
Net Assets	$225,668,882

See Notes to Consolidated Financial Statements.	33

Consolidated Statement of Assets and Liabilities (concluded)

June 30, 2026

Net assets by class:
Class A Shares	$7,319,994
Class I Shares	$218,338,864
Class U Shares	$10,024
Outstanding shares by class (Unlimited number of authorized shares):
Class A Shares	729,653
Class I Shares	21,779,898
Class U Shares	1,000
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):*
Class A Shares-Net asset value	$10.03
Class A Shares-Maximum offering price (Net asset value plus sales charge of 2.50%)	$10.29
Class I Shares-Net asset value	$10.02
Class U Shares-Net asset value	$10.02

*	Net asset value may not recalculate due to rounding of fractional shares.

34	See Notes to Consolidated Financial Statements.

Consolidated Statement of Operations

For the Year Ended June 30, 2026

Investment income:
Interest and other	$14,904,526
Total investment income	14,904,526
Expenses:
Management fee	1,798,483
Distribution and Servicing Plan–Class A	24,387
Distribution and Servicing Plan–Class U	77
Credit facility interest expense and fees (See Note 10)	1,080,080
Professional	685,716
Reverse repurchase agreements interest expense (See Note 2(i))	182,661
Shareholder servicing	117,065
Reports to shareholders	78,567
Fund administration	71,939
Registration	56,808
Trustees’ fees	34,130
Custody	29,418
Other	28,438
Gross expenses	4,187,769
Fees waived and expenses reimbursed (See Note 4)	(1,553,825)
Net expenses	2,633,944
Net investment income	12,270,582
Net realized and unrealized gain/(loss):
Net realized gain/(loss) on investments	104,539
Net realized gain/(loss) on forward foreign currency exchange contracts	199,541
Net realized gain/(loss) on swap contracts	52,564
Net realized gain/(loss) on foreign currency related transactions	(51,398)
Net change in unrealized appreciation/(depreciation) on investments	(990,312)
Net change in unrealized appreciation/(depreciation) on forward foreign currency exchange contracts	496,916
Net change in unrealized appreciation/(depreciation) on swap contracts	239,658
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	5,653
Net change in unrealized appreciation/(depreciation) on unfunded loan commitments	(225,038)
Net realized and unrealized gain/(loss)	(167,877)
Net Increase in Net Assets Resulting From Operations	$12,102,705

See Notes to Consolidated Financial Statements.	35

Consolidated Statements of Changes in Net Assets

INCREASE IN NET ASSETS	For the Year Ended June 30, 2026	For the Period Ended June 30, 2025(a)(b)
Operations:
Net investment income	$12,270,582	$2,090,758
Net realized gain/(loss)	305,246	(430,284)
Net change in unrealized appreciation/(depreciation)	(473,123)	802,489
Net increase in net assets resulting from operations	12,102,705	2,462,963
Distributions to Shareholders:
Class A	(197,455)	(2,043)
Class I	(12,300,891)	(2,103,653)
Class U	(621)	(179)
Total distribution to shareholders	(12,498,967)	(2,105,875)
Capital share transactions (See Note 13):
Net proceeds from sales of shares	122,096,185	106,894,471
Reinvestment of distributions	1,586,579	332,589
Cost of shares reacquired	(5,201,768)	–
Net increase in net assets resulting from capital share transactions	118,480,996	107,227,060
Net increase in net assets	118,084,734	107,584,148
NET ASSETS:
Beginning of year	$107,584,148	$–
End of year	$225,668,882	$107,584,148

(a)	For the period February 19, 2025, commencement of operations, to June 30, 2025.
(b)	Not consolidated for the period ended June 30, 2025.

36	See Notes to Consolidated Financial Statements.

Consolidated Statement of Cash Flows

For the Year Ended June 30, 2026

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$12,102,705
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Investments purchased	(264,903,105)
Investments sold and principal repayments	129,912,994
Net decrease in short-term investments	1,736,120
Net amortization/(accretion) of premium (discount)	(466,560)
Increase in receivable from advisor	(114,582)
Amortization of deferred financing costs	172,547
Increase in interest receivable	(1,321,605)
Increase in prepaid expenses	(19,986)
Increase in variation margin receivable for centrally cleared swap contracts agreements	1,686,032
Increase in credit facility interest payable	104,544
Increase in management fee payable	182,765
Increase in reverse repurchase agreement payable	3,868,472
Increase in distribution and servicing plan payable	4,333
Increase in fund administration payable	3,872
Increase in trustees’ fees payable	8,828
Increase in accrued expenses	3,371
Net realized (gain)/loss on:
Net realized (gain)/loss on investments	(104,539)
Net change in unrealized (appreciation)/depreciation on:
Net change in unrealized (appreciation)/depreciation on investments	990,312
Net change in unrealized (appreciation)/depreciation on forward foreign currency exchange contracts	(496,916)
Net change in unrealized (appreciation)/depreciation on foreign currency translations	(5,653)
Net change in unrealized (appreciation)/depreciation on unfunded loan commitments	225,038
Net Cash Used in Operating Activities	(116,431,013)

See Notes to Consolidated Financial Statements.	37

Consolidated Statement of Cash Flows (concluded)

For the Year Ended June 30, 2026

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash provided by credit facility	$17,150,000
Deferred financing costs	(74,732)
Cost of shares reacquired	(5,201,768)
Distributions to shareholders	(10,386,387)
Net proceeds from sales of shares	121,590,953
Net Cash Provided by Financing Activities	$123,078,066
Effect of exchange rate changes on cash	$4,065
Net change in cash	$6,651,118
Cash at beginning of period	$4,692,326
Cash at end of period	$11,343,444
Supplemental disclosure of cash flow information:
Cash paid for interest expense and fees on credit facility and reverse repurchase agreements	$1,158,197
Reinvestment of distributions	1,586,579
Reconciliation of cash and restricted cash to the Consolidated Statement of Assets and Liabilities, ending balance:
Cash	$6,076,680
Foreign cash, at value	$1,817,914
Deposits with brokers for forwards and swap contracts collateral	$3,448,850
Total cash and restricted cash, ending balance	$11,343,444

38	See Notes to Consolidated Financial Statements.

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Consolidated Financial Highlights

		Per Share Operating Performance:
		Investment Operations:				Distributions to shareholders from:

	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain		Total from investment operations	Net investment income	Net asset value, end of period
Class A
6/30/2026	$10.03	$0.60	$0.03	(c)	$0.63	$(0.63)	$10.03
2/19/2025 to 6/30/2025(d)(e)	10.00	0.18	0.03		0.21	(0.18)	10.03
Class I
6/30/2026	10.03	0.68	0.01	(c)	0.69	(0.70)	10.02
2/19/2025 to 6/30/2025(d)(e)	10.00	0.21	0.03		0.24	(0.21)	10.03
Class U
6/30/2026	10.03	0.61	–	(h)	0.61	(0.62)	10.02
2/19/2025 to 6/30/2025(d)(e)	10.00	0.18	0.03		0.21	(0.18)	10.03

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Class A does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for Class I and Class U assumes the reinvestment of all distributions.
(c)	Realized and unrealized gain/(loss) per share does not correlate to the aggregate of the net realized and unrealized gain/(loss) in the Statement of Operations for the fiscal year ended June 30, 2026, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.
(d)	Commenced on February 19, 2025.
(e)	Not consolidated.
(f)	Not annualized.
(g)	Annualized.
(h)	Amount less than $0.01.

40	See Notes to Consolidated Financial Statements.

		Ratios to Average Net Assets:								Supplemental Data:

Total return (%)(b)		Total expenses after waivers and/ or reimburse- ments (includes interest expense) (%)		Total expenses after waivers and/ or reimburse- ments (excludes interest expense) (%)		Total expenses (%)		Net investment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

6.41		2.20		1.50		3.04		6.03		$7,320	65

2.12	(f)	1.51	(g)	1.48	(g)	2.74	(g)	5.10	(g)	146	13	(f)

7.09		1.45		0.75		2.32		6.82		218,339	65

2.39	(f)	0.76	(g)	0.73	(g)	1.99	(g)	5.72	(g)	107,428	13	(f)

6.26		2.20		1.50		3.03		6.05		10	65

2.11	(f)	1.47	(g)	1.47	(g)	2.68	(g)	4.98	(g)	10	13	(f)

See Notes to Consolidated Financial Statements.	41

Consolidated Financial Highlights (concluded)

Information about the Fund’s senior securities is shown in the following table:

	For the Year Ended June 30, 2026	For the Period Ended June 30, 2025(a)(b)
Line of Credit Total Amount Outstanding (000’s)	$29,000	$11,850
Asset Coverage Per $1,000(c)	$8,782	$10,078

(a)	Commenced on February 19, 2025.
(b)	Not consolidated.
(c)	Asset coverage per $1,000 is calculated by dividing the Fund’s total assets (less all liabilities and indebtedness not represented by senior securities) by the amount of the Fund’s borrowings under the Line of Credit outstanding as of the end of the period and multiplying by $1,000.

42	See Notes to Consolidated Financial Statements.

Notes to Consolidated Financial Statements

1.	ORGANIZATION

Lord Abbett Flexible Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that continuously offers its common shares (the “Shares”) and is operated as an interval fund. The Fund was organized as a Delaware statutory trust on December 15, 2023. The Fund commenced operations on February 19, 2025.

The Fund’s investment objective is to provide total return. The Fund currently offers three classes of Shares: Class A, Class I and Class U. A front-end sales charge of 2.50% is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class I and Class U Shares.

The Fund will not list its Shares for trading on any securities exchange. There is currently no secondary market for its Shares and the Fund does not expect any secondary market to develop for its Shares. Shareholders of the Fund are not able to have their Shares redeemed or otherwise sell their Shares on a daily basis because the Fund is an unlisted closed-end fund. In order to provide liquidity to shareholders, the Fund is structured as an interval fund and conducts periodic repurchase offers for a portion of its outstanding Shares.

The Fund’s investment adviser is Lord Abbett FIF Advisor LLC (the “Adviser”) and the Fund’s sub-adviser is Apollo Credit Management, LLC (the “Sub-Adviser” and together with the Adviser, the “Advisers”). The Adviser is a wholly-owned subsidiary of Lord, Abbett & Co. LLC (together with the Adviser, “Lord Abbett”). The Sub-Adviser is an affiliate of Apollo Global Management, Inc. and its consolidated subsidiaries.

The Fund has a 100% ownership interest in and has control over significant operating, financial, and monetary decisions of Lord Abbett Flexible Income Funding LLC, Lord Abbett Flexible Income Funding 2 LLC, Lord Abbett Flexible Income Funding 3 LLC, Lord Abbett Flexible Income Funding 4 LLC, Lord Abbett Flexible Income Funding 5 LLC, and Lord Abbett Flexible Income Funding 6 LLC (together, the “Fund’s SPVs”) (each a “Subsidiary”, or together, the “Subsidiaries”). Each Subsidiary was formed as a Delaware limited liability company. The Subsidiaries as of June 30, 2026 were as follows:

Name of Subsidiary	Commencement Date	Net Assets	% of Net Assets
Lord Abbett Flexible Income Funding LLC	November 25, 2025	$30,000	0.01%
Lord Abbett Flexible Income Funding 4 LLC	February 4, 2026	1,905,182	0.84%
Lord Abbett Flexible Income Funding 2 LLC	April 1, 2026	1,183,969	0.52%
Lord Abbett Flexible Income Funding 3 LLC	May 7, 2026	282,747	0.13%
Lord Abbett Flexible Income Funding 5 LLC	Yet to commence	–	–
Lord Abbett Flexible Income Funding 6 LLC	Yet to commence	–	–

The Fund is the managing and sole member of the SPVs pursuant to limited liability company operating agreements. The primary purpose of the Subsidiaries is to facilitate the holding of certain investments of the Fund.

Notes to Consolidated Financial Statements (continued)

Basis of Preparation

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The preparation of the consolidated financial statements in conformity with generally accepted accounting principles in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Basis of Consolidation

As provided under Regulation S-X and ASC 946, the Fund will not consolidate its investment in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Fund. Accordingly, the Fund consolidated the accounts of the Fund’s wholly-owned subsidiaries in the Consolidated Financial Statements. All intercompany balances and transactions have been eliminated in consolidation.

Segment Reporting

An operating segment is defined in ASC Topic 280 - Segment Reporting, as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available.

The CODM for the Fund is the Investment Committee of Lord Abbett, which represents the highest-level body responsible for evaluating the Fund’s operating performance and making decisions regarding resource allocation. The Investment Committee regularly reviews the Fund’s operating results, including investment performance and financial information, in making strategic and operational decisions.

The CODM has determined that the Fund has a single operating segment based on the fact that the CODM monitors the operating results of the Fund as a whole and that the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information provided to and reviewed by the CODM is consistent with that presented within the Fund’s Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statements of Changes in Net Assets, Consolidated Statement of Cash Flows and Consolidated Financial Highlights.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation—Under procedures approved by the Fund’s Board of Trustees (the “Board”), the Board has designated the determination of fair value of the Fund’s portfolio investments to the Adviser as its valuation designee. Accordingly, the Adviser is responsible for, among other things, assessing and managing valuation risks, establishing, applying and testing fair value methodologies, and evaluating pricing services. Lord Abbett has formed a pricing committee (the “Pricing Committee”) that performs these responsibilities on behalf of Lord Abbett, administers the pricing and valuation of portfolio investments and ensures

Notes to Consolidated Financial Statements (continued)

that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Adviser, subject to Board oversight, to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

In accordance with the Adviser’s policies and procedures, investments, including debt securities, that are publicly traded but for which no readily available market quotations exist, are generally valued on the basis of information furnished by an independent third-party pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. To assess the continuing appropriateness of pricing sources and methodologies, the Pricing Committee regularly performs price verification procedures on behalf of the Adviser and issues challenges as necessary to independent pricing services or brokers, and any differences are reviewed in accordance with the valuation procedures. The Adviser does not adjust the prices unless it has a reason to believe market quotations or prices received from third-party pricing services are not reflective of the fair value of an investment. Investments that are not publicly traded or whose current market prices or quotations are not readily available, as will be the case for a substantial portion of the Fund’s investments, are valued at fair value as determined by the Adviser in good faith pursuant to the Adviser’s Board-approved policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. In determining fair value of the Fund’s loan investments the types of factors that the Pricing Committee may take into account generally include comparison to publicly-traded securities and factors such as yield, maturity and measures of credit quality, the enterprise value of the portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business and other relevant factors.

The Fund has engaged independent valuation firms to prepare valuation recommendations for which market quotations are not readily available. The independent valuation firm undertakes a full analysis of the investments and provides estimated fair values for such investments to the Adviser. The independent valuation firm also provides analyses to support their valuation methodology and calculations. The Adviser’s Pricing Committee reviews and approves each valuation recommendation and confirms it has been calculated in accordance with the Board-approved policies and procedures. The Pricing Committee manages the Fund’s fair valuation practices and maintains the fair valuation policies and procedures. The Adviser reports to the Board information regarding the fair valuation process and related material matters. The Board may determine to modify its designation of the Adviser as valuation designee, relating to any or all Fund investments, at any time.

Valuation techniques used to value the Fund’s investments by major category are as follows:

●	Investments, including private placements, for which observable inputs are not available are generally valued using one or more valuation methods including the market approach, and the income approach. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future

Notes to Consolidated Financial Statements (continued)

cash flows, security specific risks and corresponding discount rates. The Fund may use amortized cost as a pricing technique for investments that have recently transacted.

●	Securities that are actively traded on any recognized U.S. or non-U.S. exchange or on the NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Pricing Committee uses a third-party fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and ask prices.

●	Debt securities that are publicly traded, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Preferred securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. (BDC)

●	Forward foreign currency exchange contracts are valued using daily forward exchange rates.

●	Swaps, options and options on swaps (“swaptions”) are valued daily using independent pricing services or quotations from broker/dealers to the extent available.

●	Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

●	Investments in open-end money market mutual funds are valued at their NAV as of the close of each business day.

Fair Value Measurements—Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

Notes to Consolidated Financial Statements (continued)

●	Level 1 –	unadjusted quoted prices in active markets for identical investments;

●	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments and other financial instruments as of June 30, 2026 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Consolidated Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

(b)	Expenses—Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A and Class U Shares bear their class-specific share of all expenses and fees relating to the Fund’s Distribution and Servicing Plan.

(c)	Floating Rate Loans—Floating rate loans include bank loans, direct lending arrangements and middle market loans. The Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. The Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or Secured Overnight Financing Rate.

The loans in which the Fund invests may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the Borrower. Unfunded commitments include commitments to bank loans, direct lending, middle market loans, CLO warehouse facilities and revolving promissory notes. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on

Notes to Consolidated Financial Statements (continued)

the Consolidated Statement of Assets and Liabilities. Unrealized appreciation/depreciation on unfunded commitments is presented, if any, on the Consolidated Statement of Assets and Liabilities and represents the mark to market of the unfunded portion of the Fund’s investments.

As of June 30, 2026, the Fund had the following unfunded loan commitments:

Borrower	Principal Amount(a)		Market Value(b)	Cost(b)	Unrealized Appreciation/ (Depreciation)(b)
365 Retail Market LLC 2026 Delayed Draw Term Loan		$212,551	$210,425	$211,510	$(1,085)
365 Retail Market LLC 2026 Revolver		311,741	308,624	308,690	(66)
Allied Benefit Systems Intermediate LLC 2025 2nd Amendment Delayed Draw Term Loan		440,648	437,343	439,669	(2,326)
Altern Marketing LLC 2026 Revolver		51,151	50,383	50,445	(62)
Apple AU Finco Pty. Ltd. PIK AUD Delayed Draw Term Loan C1 (Australia)	AUD	174,242	119,431	122,304	(2,873)
Apple AU Finco Pty. Ltd. PIK AUD Delayed Draw Term Loan C2 (Australia)	AUD	10,000	6,854	7,145	(291)
Aryeh Bidco Investment Ltd. CAD Revolver	CAD	133,065	92,378	95,039	(2,661)
Aryeh Bidco Investment Ltd. PIK CAD Delayed Draw Term Loan (Canada)	CAD	181,452	126,021	129,989	(3,968)
Associations, Inc. 2024 2nd Amendment Revolver		$136,842	136,158	136,507	(349)
Associations, Inc. 2024 Special Purpose Delayed Draw Term Loan		80,306	79,904	80,110	(206)
Associations, Inc. 2026 Delayed Draw Term Loan B		318,791	317,197	317,202	(5)
BCPE Maverick Parent LP PIK Delayed Draw Term Loan (PIK 3.25%)		228,924	229,107	228,924	183
BSFR II UTE I LLC Revolver		67,282	67,249	67,189	60
Cambrex Corp. 2025 Revolver		182,216	182,216	180,737	1,479
Cerity Partners LLC 2025 6th Amendment Incremental Revolver		42,936	42,545	42,741	(196)
Cerity Partners LLC 2025 Tranche B Delayed Draw Term Loan		917,431	909,083	915,355	(6,272)
Chartwell Cumming Holding Corp. 2026 Delayed Draw Term Loan B		581,312	569,685	569,753	(68)
Chartwell Cumming Holding Corp. 2026 Replacement Revolver		59,258	58,073	58,080	(7)
CM MG Group LLC 2025 Delayed Draw Term Loan		198,649	195,907	196,816	(909)

Notes to Consolidated Financial Statements (continued)

Borrower	Principal Amount(a)		Market Value(b)	Cost(b)	Unrealized Appreciation/ (Depreciation)(b)
CM MG Group LLC 2025 Revolver		$71,905	$70,912	$71,098	$(186)
Consult Bidco Ltd. PIK GBP Delayed Draw Term Loan (PIK 1.00%) (United Kingdom)	GBP	192,192	251,517	254,350	(2,833)
CRM Series Seller 2025 LLC Revolver		110,501	110,534	110,416	118
CT Technologies Intermediate Holdings, Inc. 2025 Incremental Delayed Draw Term Loan		182,882	178,310	181,536	(3,226)
CT Technologies Intermediate Holdings, Inc. 2025 Revolver		365,764	360,278	362,688	(2,410)
CT Technologies Intermediate Holdings, Inc. 2025-B Special Purpose Delayed Draw Term Loan		122,531	119,468	122,531	(3,063)
Deerfield Dakota Holding LLC 2025 Revolver		162,857	160,463	161,415	(952)
DRS Holdings III, Inc. 2025 Revolver		142,624	141,327	142,161	(834)
Edition Holding, Inc. Revolver		258,065	255,484	257,171	(1,687)
Edition Holdings, Inc. PIK Delayed Draw Term Loan 2		644,566	638,120	643,449	(5,329)
Elk Bidco, Inc. Delayed Draw Term Loan		373,134	359,142	372,341	(13,199)
Elk Bidco, Inc. Revolver		335,821	322,388	334,393	(12,005)
Foresight U.S. Bidco, Inc. EUR Revolver	EUR	300,000	339,352	344,473	(5,121)
Golden Hippo 2026 Revolver		76,726	75,576	75,669	(93)
Goldeneye Parent LLC PIK Revolver		316,189	306,703	314,891	(8,188)
Jeppesen Holdings LLC Revolver		147,887	146,408	146,884	(476)
Koala Investment Holdings, Inc. PIK Delayed Draw Term Loan		452,413	444,496	450,421	(5,925)
Koala Investment Holdings, Inc. Revolver		94,504	92,850	93,672	(822)
LHS Borrower LLC 2025 Revolver		82,402	80,993	81,335	(342)
LIDO Purchaser, Inc. PIK Delayed Draw Term Loan		333,333	331,667	332,529	(862)
NFO Orange Buyer LLC Delayed Draw Term Loan		236,842	234,213	236,289	(2,076)
NFO Orange Buyer LLC Revolver		71,053	70,264	70,721	(457)
One Call Corp. 2025 Revolver		230,263	226,809	227,368	(559)
Opseo Holding BV EUR Senior Revoler (Netherlands)	EUR	37,736	42,470	43,483	(1,013)
Opseo Holding BV PIK EUR Senior Acquisition Facility (Netherlands)	EUR	271,698	305,786	315,303	(9,517)
Pathfinder Bidco Ltd. PIK GBP Acquisition Capex Facility (United Kingdom)	GBP	181,818	237,555	245,143	(7,588)

Notes to Consolidated Financial Statements (continued)

Borrower	Principal Amount(a)		Market Value(b)	Cost(b)	Unrealized Appreciation/ (Depreciation)(b)
QTS Realty Trust LLC Revolving Promissory Note		$571,501	$569,900	$567,206	$2,694
Rome Wildlife, Inc. Bridge Term Loan		915,495	915,495	915,495	-
Russell Investments U.S. Institutional Holdco, Inc. 2025 PIK Revolver		150,943	148,679	148,842	(163)
Saber Parent Holdings Corp. PIK Delayed Draw Term Loan (PIK 2.25%)		239,112	236,889	238,460	(1,571)
Saber Parent Holdings Corp. Revolver		78,349	77,620	77,987	(367)
Sigma Irish Acquico Ltd. 2025 Delayed Draw Term Loan (Ireland)		305,245	302,955	302,752	203
Silk Holdings III Corp. 2025 5th Amendment Revolver		129,515	128,336	128,326	10
Titan BW Borrower LP PIK Delayed Draw Term Loan		67,568	66,892	66,806	86
Titan BW Borrower LP Revolver		337,838	334,459	334,912	(453)
Tulip Bidco Ltd. PIK GBP PIK Incremental Acquisition Facility (United Kingdom)	GBP	1,345,246	1,770,661	1,751,727	18,934
UFT Buyer LLC PIK Delayed Draw Term Loan		371,242	367,530	369,132	(1,602)
UFT Buyer LLC PIK Revolver		182,927	181,097	181,247	(150)
Wisdom Purchaser LLC Revolver		187,500	182,344	186,688	(4,344)
Yucca Growth Infrastructure LLC Delayed Draw Term Loan		851,151	842,980	851,151	(8,171)
Zenith AcquisitionCo LLC PIK Delayed Draw Term Loan		335,975	334,295	335,154	(859)
Zenith AcquisitionCo LLC Revolver		137,470	136,783	136,828	(45)
Total		$16,331,580	$16,638,583	$16,742,648	$(104,065)

(a)	Principal Amount is denominated in U.S. dollars unless otherwise noted.
(b)	Investment holdings denominated in foreign currencies are converted to U.S. Dollars using period end spot rates.

(d)	Foreign Transactions—The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain/(loss), if applicable, is included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies in the Fund’s Consolidated Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions, if applicable, are included in Net realized gain/(loss) on foreign currency related transactions in the Fund’s Consolidated Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market

Notes to Consolidated Financial Statements (continued)

prices of the securities. The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(e)	Income Taxes—It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of June 30, 2026, no liability for Federal Income tax is required in the Fund’s consolidated financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The Fund’s Federal tax returns for the prior fiscal years remain subject to examination by the Internal Revenue Service. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the Fund’s jurisdiction.

(f)	Investment Income—Dividend income, if any, is recorded on the ex-dividend date. Interest income is recorded on an accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other, if applicable, in the Fund’s Consolidated Statement of Operations. Loan origination fees, original issue discount and market discount or premium are capitalized and amortized against or accreted into interest income using the effective interest method or straight-line method, as applicable. For the Fund’s investments in revolving and delayed draw floating rate loans, the cost basis of the investment purchased is adjusted for the cash received for the discount on the total balance committed. The fair value is also adjusted for price appreciation or depreciation on the unfunded portion. The amortized cost of debt investments represents the original cost, including loan origination fees and upfront fees received that are deemed to be an adjustment to yield, adjusted for the accretion of discounts and amortization of premiums, if any. Upon prepayment of a loan or debt security, any unamortized premiums, unamortized upfront loan origination fees and unamortized discounts are recorded as interest income in the current period. Investment income is allocated to each class of Shares based upon the relative proportion of net assets at the beginning of the day.

Certain investments may have contractual payment-in-kind (“PIK”) interest or dividends. PIK represents accrued interest or accumulated dividends that are added to the loan principal of the investment on the respective interest or dividend payment dates rather than being paid in cash and generally becomes due at maturity or upon being called by the issuer. PIK is recorded as interest or dividend income, as applicable. If at any point the Fund believes PIK is not expected to be realized, the investment generating PIK will be placed on non-accrual status. Accrued PIK interest or dividends are generally reversed through interest or dividend income, respectively, when an investment is placed on non-accrual status.

Notes to Consolidated Financial Statements (continued)

(g)	Repurchase Agreements—The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities. The Fund’s repurchase agreements are not subject to master netting arrangements.

(h)	Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if applicable, is included at the end of the Fund’s Consolidated Schedule of Investments.

(i)	Reverse Repurchase Agreements—The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). Engaging in reverse repurchase agreements also may involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities to be repurchased by the Fund may decline below the repurchase price.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Consolidated Statement of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as interest expense in the Consolidated Statement of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund. For the fiscal year ended June 30, 2026, the average daily amount of reverse repurchase agreements outstanding was $4,882,966 at a weighted average interest rate of 4.41%.

Reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/ or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of

Notes to Consolidated Financial Statements (continued)

the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor to the extent that the aggregate market value of the cash collateral and the purchased securities it holds is less than the repurchase price. As such, the receipt of any shortfall or any closeout amount owed to a fund upon termination of the MRA could be delayed or not received at all. As of period end, the following table is a summary of the Fund’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Securities Collateral Pledged	Cash Collateral Pledged/ Received	Net Amount Payable to the Counterparty
J.P. Morgan	$3,861,350	$4,290,389	$–	$429,039

(j)	Security Transactions—Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(k)	When-Issued, Forward Transactions or To-Be-Announced (“TBA”) Transactions—The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued, forward transactions or TBA transactions involve a commitment by the Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund’s custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its NAV. The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

3.	DERIVATIVE TRANSACTIONS

Derivatives—During the fiscal year ended June 30, 2026, the Fund used derivative instruments including forward foreign currency exchange contracts and swap contracts in connection with its investment strategies. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Fund may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing the Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of

Notes to Consolidated Financial Statements (continued)

leverage and as such, the Fund’s risk of loss associated with these instruments may exceed their value, as recorded on the Consolidated Statement of Assets and Liabilities.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark-to-market gains to the Fund.

Forward Foreign Currency Exchange Contracts—During the fiscal year ended June 30, 2026, the Fund was exposed to foreign currency risks associated with some or all of its portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of the foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss, upon settlement, when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

Swap Contracts—The Fund may engage in swap transactions to manage credit and interest rate (e.g., duration, yield curve) risks within its portfolio. Swap transactions are contracts negotiated over-the-counter (“OTC”) between a fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant

Notes to Consolidated Financial Statements (continued)

(“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, on the Consolidated Statement of Assets and Liabilities and are amortized over the term of the swap. The value of OTC swap contract agreements are recorded as either an asset or a liability on the Consolidated Statement of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments, while cash deposited, which is considered restricted, is reported as Deposits with broker for forward and swap contracts collateral on the Consolidated Statement of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Consolidated Statement of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Net change in unrealized appreciation/(depreciation) on swap contracts on the Consolidated Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The central clearinghouse acts as the counterparty to each centrally cleared swap transaction; therefore credit risk is limited to the failure of the clearinghouse.

The Fund’s OTC swap contract agreements are subject to master netting arrangements.

Credit Default Swap Contracts—During the fiscal year ended June 30, 2026, the Fund entered into credit default swaps to simulate long and/or short bond positions or to take an active long and/or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Fund, as protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds

Notes to Consolidated Financial Statements (continued)

leverage to the Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected on the Consolidated Statement of Assets and Liabilities. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with identical reference obligations.

Interest Rate Swap Contracts—During the fiscal year ended June 30, 2026, the Fund entered into interest rate swap contracts to manage exposure to interest rates or to either preserve or generate a return on a particular investment or portion of its portfolio. These are agreements between counterparties to exchange periodic interest payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate, while the other is typically based on a fixed interest rate.

Summary of Derivatives Information—As of June 30, 2026, the Fund had the following derivatives at fair value, grouped into appropriate risk categories and respective location on the Consolidated Statement of Assets and Liabilities:

		Lord Abbett Flexible Income Fund
Asset Derivatives	Consolidated Statement of Assets and Liabilities Location	Interest Rate Risk	Foreign Currency Risk	Credit Risk
Centrally Cleared Credit Default Swap Contracts(1)	Variation margin for centrally cleared swap contract agreements	–	–	$46,785
Centrally Cleared Interest Rate Swap Contracts(1)	Variation margin for centrally cleared swap contract agreements	$171,646	–	–
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	–	$445,777	–
Liability Derivatives
Centrally Cleared Interest Rate Swap Contracts(1)	Variation margin for centrally cleared swap contract agreements	$1,604	–	–

(1)	Includes the value of centrally cleared swap contracts as reported in the Consolidated Schedule of Investments. Only current day’s variation margin, presented as either a receivable or a payable, is reported within the Consolidated Statement of Assets and Liabilities.

The following table presents the effect of derivatives for the Fund on the Consolidated Statement of Operations for the fiscal year ended June 30, 2026:

	Lord Abbett Flexible Income Fund
	Consolidated Statement of Operations Location	Interest Rate Risk	Foreign Currency Risk	Credit Risk
Amount of Realized Gain/(Loss) on Derivatives
Interest Rate Swap Contracts	Net realized gain/(loss) on swap contracts	$49,963	–	–
Credit Default Swap Contracts	Net realized gain/(loss) on swap contracts	–	–	$2,601

Notes to Consolidated Financial Statements (continued)

	Lord Abbett Flexible Income Fund
	Consolidated Statement of Operations Location	Interest Rate Risk	Foreign Currency Risk	Credit Risk
Forward Foreign Currency Exchange Contracts	Net realized gain/(loss) on forward foreign currency exchange contracts	–	$199,541	–
Amount of Net Change in Unrealized Appreciation/(Depreciation) on Derivatives
Interest Rate Swap Contracts	Net change in unrealized appreciation/(depreciation) on swap contracts	$249,225	–	–
Credit Default Swap Contracts	Net change in unrealized appreciation/(depreciation) on swap contracts	–	–	$(9,567)
Forward Foreign Currency Exchange Contracts	Net change in unrealized appreciation/(depreciation) on forward foreign currency exchange contracts	–	$496,196	–
Average derivatives volume calculated based on the number of contracts or notional amounts
Interest Rate Swap Contracts		$30,686,462	–	–
Credit Default Swap Contracts		–	–	$1,579,692
Forward Foreign Currency Exchange Contracts		–	$18,126,087	–

Disclosures About Offsetting Assets And Liabilities—FASB requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Consolidated Statement of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by the counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty.

Notes to Consolidated Financial Statements (continued)

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$445,777	$–	$445,777
Total	$445,777	$–	$445,777

	Net Amounts of Assets Presented in the Consolidated	Amounts Not Offset in the Consolidated Statement of Assets and Liabilities			Net Amount
Counterparty	Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Securities Collateral Received	Owed to the Fund by the Counterparty
Goldman Sachs	$445,777	$–	$–	$–	$445,777
Total	$445,777	$–	$–	$–	$445,777

4.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee and Other Expenses

The Fund has entered into a management agreement (the “Management Agreement”) with the Adviser, pursuant to which the Adviser supplies the Fund with investment management services and, pursuant to certain arrangements with Lord Abbett, executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the annual rate of 1.00%.

For the fiscal year ended June 30, 2026, the effective management fee, net of any applicable waiver, was at an annualized rate of 0.15% of the Fund’s average daily net assets.

The Adviser, the Sub-Adviser, and the Fund have entered into a sub-advisory agreement (the “Sub-Advisory Agreement”), pursuant to which the Sub-Adviser will provide general investment sub-advisory services for the Fund. For providing these services, the Sub-Adviser will receive a fee from the Adviser based on the terms of the Sub-Advisory Agreement.

In addition, Lord, Abbett & Co. LLC provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets for each month. The fund administration fee is accrued daily and payable monthly.

The Adviser, the Sub-Adviser and the Fund have entered into the Expense Limitation and Reimbursement Agreement under which the Adviser and the Sub-Adviser have contractually agreed, through October 31, 2026, to waive, pay or otherwise bear management fees and all other expenses incurred in the business of the Fund (“Specified Expenses”), calculated and reimbursed on a Class-by-Class basis in respect of each of Class A, Class I and Class U with the exception of (i) distribution and shareholder servicing expenses, (ii) dividend and interest expenses (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (iii) taxes and costs to reclaim foreign taxes, (iv) expenses related to litigation and potential litigation; (v) investment expenses (such as fees and expenses of outside

Notes to Consolidated Financial Statements (continued)

legal counsel or third-party consultants, due diligence-related fees, and other costs, expenses and liabilities with respect to consummated and unconsummated investments), (vi) acquired fund fees and expenses, and (vii) extraordinary expenses (as determined in the discretion of the Adviser and Sub-Adviser), to the extent necessary so that the Fund’s monthly Specified Expenses in respect of each class of the Fund do not exceed 0.75% of the average daily net assets of such class (the “Expense Cap”).

If the Fund’s estimated annualized Specified Expenses in respect of a Class for a given month are less than the Expense Cap, the Adviser and Sub-Adviser shall be entitled to reimbursement by the Fund of the expenses borne by the Adviser and/or Sub-Adviser, as applicable, on behalf of the Fund pursuant to the Expense Limitation and Reimbursement Agreement (the “Reimbursement Amount”). A reimbursement will be made only if and to the extent that: (i) it is payable not more than three years from the date on which the applicable waiver or expense payment was made by the Adviser or Sub-Adviser; and (ii) the Reimbursement Amount does not cause the Fund’s total annual operating expenses (on an annualized basis and net of any reimbursements received by the Fund during such fiscal year) during the applicable quarter to exceed the Expense Cap of such class. The Reimbursement Amount for a class of Shares will not cause Fund expenses in respect of that class to exceed the lesser of (1) the expense limitation in effect at the time of waiver or reimbursement, and (2) the expense limitation in effect at the time of recapture. The Expense Limitation and Reimbursement Agreement will remain in effect through October 31, 2026, unless and until the Board approves its modification or termination. Thereafter, the Expense Limitation and Reimbursement Agreement may be renewed annually with the written agreement of the Adviser, the Sub-Adviser, and the Fund.

Based on the terms described above, the Fund may be obligated to make reimbursement payments to the Adviser and Sub-Adviser in accordance with the Expense Limitation and Reimbursement Agreement. As of June 30, 2026, no such reimbursements were required.

The following table presents a cumulative summary of the expense payments and reimbursement payments as of June 30, 2026.

Date	Expenses Reimbursed by the Adviser and Sub-Adviser	Reimbursement made by the Fund to the Adviser and Sub-Adviser	Unreimbursed Expense Payments to the Adviser and Sub-Adviser	Unreimbursed Expense Payments Expiring
2/19/2025 – 6/30/2025	$ 450,505	$0	$ 450,505	June 30, 2028
7/1/2025 – 6/30/2026	1,553,825	0	1,553,825	June 30, 2029

Distribution and Servicing Plan

The Fund has adopted a Distribution and Servicing Plan for Class A and Class U shares of the Fund, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The distribution and service fees are accrued daily and payable monthly. The following annual rates have been authorized by the Board pursuant to the plan:

Fees*	Class A	Class U
Service	.25%	.25%
Distribution	.50%	.50%

*	The Fund may designate a portion of the aggregate fees as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. sales charge limitations.

Class I shares do not have a distribution plan.

Notes to Consolidated Financial Statements (continued)

Distributor

The Distributor is the principal underwriter and distributor of the Fund’s Shares pursuant to a distribution agreement (the “Distribution Agreement”) with the Fund. The Distributor is a wholly-owned subsidiary of Lord, Abbett & Co. LLC. The Distributor does not participate in the distribution of non-Lord Abbett managed products. The Distributor acts as the distributor of Shares for the Fund on a best efforts basis, subject to various conditions, pursuant to the terms of the Distribution Agreement. The Distributor is not obligated to sell any specific amount of Shares of the Fund.

The Distributor received the following commissions on sales of shares of the Fund, after concessions were paid to authorized dealers, during the fiscal year ended June 30, 2026:

Distributor Commissions	Dealers’ Concessions
$30	$101,344

5.	DISTRIBUTIONS AND TAX INFORMATION

Dividends are paid from net investment income, if any. Capital gain distributions are paid from taxable net realized gains from investments transactions, reduced by allowable capital loss carryforwards, if any. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal year ended June 30, 2026 was as follows:

Fund	Ordinary Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Flexible Income Fund	$12,498,967	$–	$–	$12,498,967

The tax character of distributions paid during the fiscal year ended June 30, 2025 was as follows:

Fund	Ordinary Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Flexible Income Fund	$2,105,875	$–	$–	$2,105,875

As of June 30, 2026, the components of distributable earnings/(loss) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Net Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Temporary Differences	Total Distributable Earnings/ (Loss) - Net
Flexible Income Fund	$630,405	$454,641	$–	$121,160	$(1,245,380)	$(39,174)

Notes to Consolidated Financial Statements (continued)

As of June 30, 2026, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) for the Fund are shown below. The difference between book-basis and tax basis unrealized appreciation/(depreciation) is attributable to the tax treatment of certain securities, other financial instruments, amortization of premium, and wash sales.

Fund	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Flexible Income Fund	$247,936,174	$1,082,393	$(965,761)	$116,632

6.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended June 30, 2026 were as follows:

U.S. Government Purchases	Non-U.S. Government Purchases	U.S. Government Sales	Non-U.S. Government Sales
$2,448,530	$254,904,497	$241,411	$125,435,148

7.	TRUSTEES’ REMUNERATION

The Fund’s officers and one Trustee, who are associated with Lord Abbett, do not receive any compensation from the Fund for serving in such capacities. Independent Trustees’ fees are allocated among certain Lord Abbett-sponsored closed-end funds primarily based on the relative net assets of each fund.

8.	CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company (“SSB”) is the Fund’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

9.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in Securities lending net income, if any, in the Fund’s Consolidated Statement of Operations.

Notes to Consolidated Financial Statements (continued)

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of June 30, 2026, the Fund did not have any securities on loan.

10.	CREDIT FACILITY

In pursuing its investment objective, the Fund may seek to enhance returns through the use of leverage, including through loans obtained from certain financial institutions. On June 23, 2025, the Fund (the “Borrower”) entered into a revolving credit facility with the Toronto-Dominion Bank, New York Branch (the “Lender”) for an initial commitment amount of $20,000,000 (the “Credit Facility”). On December 29, 2025, the Borrower and the Lender entered into Amendment No.1 to the Credit Facility which, among other changes, increased the commitment amount to $40,000,000. On June 23, 2026, the Borrower and the Lender entered into Amendment No. 2, which among other changes, further increased the commitment amount to $50,000,000. The Credit Facility provides for secured borrowings for an initial 364-day term and is reviewed periodically by the Board. Borrowings accrue interest based on, for each day, the greater of such day’s (a) Prime Rate, (b) the Federal Funds Rate plus ½ of 1% and (c) the Term Secured Overnight Financing Rate plus a spread of 1.05%. The maturity date of the Credit Facility is June 22, 2027. As security for borrowings under the Credit Facility, the Fund has pledged all of its assets to the Lender, and the Lender holds a first-priority lien on the Fund’s investments. Structuring fees on the Credit Facility accrue at a rate of 0.10% of the commitment amount. An unused commitment fee accrues, with respect to unused amounts of the commitment amount, up to .30%. The Credit Facility contains certain financial and operating covenants that require the maintenance of ratios and benchmarks throughout the borrowing period.

As of June 30, 2026, the Fund was in compliance in all material respects with these covenants. As of June 30, 2026, the outstanding aggregate drawn down amount under the Credit Facility was $29,000,000. During the fiscal year ended June 30, 2026, there were no repayments under the Credit Facility. The components of interest expense, average interest rates (i.e. base interest rate in effect plus the spread) and average outstanding balance for the Credit Facility for the fiscal year ended June 30, 2026 were as follows:

Stated interest expenses	$866,779
Unused commitment fees	40,754
Amortization of deferred financing costs	172,547	*
Total interest expenses	1,080,080
Average interest rate	5.42%
Average borrowing	17,254,521

*	The Fund is amortizing the remaining $52,233 of deferred financing costs over a 364-day period, ending on June 22, 2027.

Notes to Consolidated Financial Statements (continued)

The use of leverage increases both risk of loss and profit potential. The Fund is subject to the 1940 Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness. This means that at any given time the value of the Fund’s total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). The interests of persons with whom the Fund enters into leverage arrangements will not necessarily be aligned with the interests of the Fund’s shareholders and such persons will have claims on the Fund’s assets that are senior to those of the Fund’s shareholders. In addition to the risks created by the Fund’s use of leverage, the Fund is subject to the additional risk that it would be unable to timely, or at all, obtain borrowing. The Fund might also be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the Fund’s ability to generate income from the use of leverage would be adversely affected.

In the event the Fund defaults under a credit facility, the Fund’s business could be adversely affected as the Fund may be forced to sell a portion of its investments quickly and prematurely at prices that may be disadvantageous to the Fund in order to meet its outstanding payment obligations and/or support working capital requirements under the credit facility or such future borrowing facility, any of which would have a material adverse effect on the Fund’s business, financial condition, results of operations and cash flows. In addition, following any such default, the agent for the lenders under a credit facility could assume control of the disposition of any or all of the Fund’s assets, including the selection of such assets to be disposed and the timing of such disposition, which would have a material adverse effect on the Fund’s business, financial condition, results of operations and cash flows.

11.	REPURCHASE OFFERS

In order to provide liquidity to shareholders, the Fund has adopted a fundamental investment policy to make quarterly offers, pursuant to Rule 23c-3 of the 1940 Act, to repurchase between 5% and 25% of its outstanding Shares at NAV. Subject to applicable law and approval of the Board, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares at NAV, which is the minimum amount permitted.

For the fiscal year ended June 30, 2026, the results of the repurchase offers were as follows:

Repurchase Request Deadline	Repurchase Pricing Date	Amount Repurchased	Number of Shares Repurchased (all classes)	Percentage of Outstanding Shares Repurchased
October 21, 2025	October 21, 2025	$419,969	41,747	0.25%
January 27, 2026	January 27, 2026	$1,333,946	132,467	0.68%
April 21, 2026	April 21, 2026	$3,447,853	344,441	1.60%

Repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), may limit the ability

Notes to Consolidated Financial Statements (continued)

of the Fund to participate in new investment opportunities or to achieve its investment objective and will tend to increase the Fund’s expense ratio per common share for remaining shareholders. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. If the Fund employs investment leverage, repurchases of Shares would compound the adverse effects of leverage in a declining market. Also, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income.

If a repurchase offer is oversubscribed, the Fund may (but is not obligated to) determine to increase the amount repurchased by up to 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline (as defined in the Fund’s Prospectus). In the event that the Fund determines not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. Consequently, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Notwithstanding the foregoing, the Fund may accept all Shares tendered for repurchase by shareholders who own less than one hundred (100) Shares and who tender all of their Shares, before prorating Shares tendered by other shareholders; provided that, if a shareholder holds Shares through a financial intermediary, such financial intermediary may not be willing or able to arrange for this treatment on such shareholder’s behalf. Some shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Shares is determined. In addition, the repurchase of Shares by the Fund may be a taxable event to shareholders, potentially including even shareholders who do not tender any Shares in such repurchase.

12.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in debt securities and to the changing prospects of individual companies and/or sectors in which the Fund invests. The value of an investment will change as interest rates fluctuate and in response to market movements. For many fixed income securities, market risk is significantly, but not necessarily exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a decrease in the value of investments in bonds and other debt securities, while a fall in rates typically causes an increase in value. Equity securities have experienced significantly more volatility in returns than fixed income securities over the long term, although under certain market conditions fixed income securities may have comparable or greater price volatility. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with high-yield securities (sometimes called “lower-rated bonds” or “junk bonds”), in which the Fund may substantially invest. Some issuers, particularly of high-yield securities, may default as to principal and/or interest payments after the Fund purchases its securities. A default, or concerns in the market about an

Notes to Consolidated Financial Statements (continued)

increase in the risk of default, may result in losses to the Fund. High-yield securities are subject to greater price fluctuations, as well as additional risks. The market for below investment grade securities may be less liquid, which may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

The Fund may invest in loans, which include, among other things, loans to U.S. or foreign corporations, partnerships, other business entities, or to U.S. and non-U.S. governments. The Fund may invest in fixed rate and variable rate loans and floating or adjustable-rate loans, including bridge loans, novations, assignments, and participations, which are subject to increased credit and liquidity risks. The loans in which the Fund invests will usually be rated below investment grade or may also be unrated. Below investment grade loans, as in the case of high-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive, although the value of these instruments may be impacted by broader interest rate swings in the overall fixed income market. The Fund may invest in debtor-in-possession financings (commonly known as “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. Such financings constitute senior liens on an unencumbered security (i.e., security not subject to other creditors’ claims).

The Fund may invest in collateralized loan obligations (“CLOs”). The cash flows from a CLO are divided into two or more classes called “tranches,” each having a different risk-reward structure in terms of the right (or priority) to receive interest payments from the CLO. The riskiest portion is the equity tranche which generally bears losses in connection with the first defaults, if any, on the bonds or loans in the trust and serves to provide some measure of protection to the other, more senior tranches from defaults. A senior tranche from a CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, and aversion to CLO securities as a class. The risks of an investment in a CLO depend largely on the type of the collateral held in the CLO portfolio and the tranche of securities in which the Fund invests. The risks of investing in a CLO can be generally summarized as a combination of economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments, and include interest rate risk, credit risk, liquidity risk, prepayment risk, and the risk of default of the underlying asset, among others. A CLO’s collateral manager may have discretion to manage the CLO’s portfolio, and the fees and expenses of the CLO may reduce the returns of certain CLO tranches.

The Fund may invest in, or obtain exposure to, obligations that may be “covenant-lite,” which means such obligations lack certain financial maintenance covenants. While these loans may still contain other collateral protections, a covenant-lite loan may carry more risk than other loans made by the same borrower as it does not require the borrower to provide affirmation that certain specific financial tests have been satisfied on a routine basis as is required under a covenant-heavy loan agreement. Should a loan held by the Fund begin to deteriorate in quality, the Fund’s ability to negotiate with the borrower may be delayed under a covenant-lite loan compared to a loan with full maintenance covenants. This may in turn delay the Fund’s ability to seek to recover its investment.

Notes to Consolidated Financial Statements (continued)

Senior secured loans are usually rated below investment-grade or may also be unrated. As a result, the risks associated with senior secured loans are similar to the risks of below investment-grade fixed income instruments, although senior secured loans are senior and secured in contrast to other below investment-grade fixed income instruments, which are often subordinated or unsecured. Investment in senior secured loans rated below investment-grade is considered speculative because of the credit risk of their issuers. There may be less readily available and reliable information about most senior secured loans than is the case for many other types of securities. As a result, the Sub-Adviser will rely primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. Therefore, the Fund will be particularly dependent on the analytical abilities of the Sub-Adviser.

In general, the secondary trading market for senior secured loans is not well developed. No active trading market may exist for certain senior secured loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell senior secured loans quickly or at a fair price. To the extent that a secondary market does exist for certain senior secured loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Certain of the Fund’s investments may consist of loans or securities, or interests in pools of securities that are subordinated or may be subordinated in right of payment and ranked junior to other securities issued by, or loans made to obligors. If an obligor experiences financial difficulty, holders of its more senior securities will be entitled to payments in priority to the Fund. Some of the Fund’s asset-backed investments may also have structural features that divert payments of interest and/or principal to more senior classes of loans or securities backed by the same assets when loss rates or delinquency exceed certain levels. This may interrupt the income the Fund receives from its investments, which may lead to the Fund having less income to distribute to investors.

In addition, many of the obligors are highly leveraged and many of the Fund’s investments will be in securities which are unrated or rated below investment-grade. Such investments are subject to additional risks, including an increased risk of default during periods of economic downturn, the possibility that the obligor may not be able to meet its debt payments and limited secondary market support, among other risks.

Loans to private and middle-market companies involve risks that may not exist in the case of large, more established and/or publicly traded companies.

The Fund will make investments in private and middle-market companies, which involve a number of significant risks. The term “middle market” refers to companies with approximately $10 million to $100 million of EBITDA, which the Advisers believe is a useful proxy for cash flow although there may be other metrics to define “middle market.” Generally, little public information exists about these companies, and the Fund relies on the ability of the Advisers’ investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If the Advisers are unable to uncover all material information about these companies, they may not make a fully informed investment decision, and the Fund may lose money on the Fund’s investments. Middle-market companies generally have less predictable operating results and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. Middle-market companies may have limited financial resources, may have difficulty accessing the capital markets to meet future capital needs and may be unable to meet their obligations under their debt securities that the Fund holds, which

Notes to Consolidated Financial Statements (continued)

may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of the Fund’s realizing any guarantees the Fund may have obtained in connection with the Fund’s investment. In addition, such companies typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. Additionally, middle-market companies are more likely to depend on the management talents and efforts of a small group of persons. Therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the Fund’s investment and, in turn, on the Fund. Middle-market companies also may be parties to litigation and may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence. The Fund or the Advisers may, in the ordinary course of business, be named as defendants in litigation arising from the Fund’s investments.

The Fund may invest in unlisted business development companies (“BDCs”) and publicly traded BDCs. BDCs typically invest in and lend to small and medium-sized private and certain public companies that may not have access to public equity or debt markets for capital raising. BDCs invest in diverse industries such as healthcare, chemical and manufacturing, technology and service companies. Investments in BDCs may be subject to a high degree of risk. BDCs typically invest in small and medium-sized private and certain public companies that may not have access to public equity or debt markets for capital raising. As a result, a BDC’s portfolio typically will include a substantial amount of securities purchased in private placements, and its portfolio may carry risks similar to those of a private equity or venture capital fund.

The Fund is also subject to the risk of investing in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Different types of U.S. government securities are subject to different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law. Consequently, the Fund may be required to look principally to the agency issuing or guaranteeing the obligation.

The mortgage-related and asset-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and economic conditions, including delinquencies and/or defaults. These changes can affect the value, income, and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive the Fund of income payments above current market rates. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. The payment rate will thus affect the price and volatility of a mortgage-related security. In addition, the Fund may invest in non-agency asset backed and mortgage related securities, which are issued by private institutions, not by government-sponsored enterprises.

Notes to Consolidated Financial Statements (continued)

The Fund may invest in convertible securities, which have both equity and fixed income risk characteristics, including market, credit, liquidity, and interest rate risks. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising equity securities market than equity securities. They tend to be more volatile than other fixed income securities and the market for convertible securities may be less liquid than the markets for stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

Due to the Fund’s investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, industry and sector, liquidity, currency, political, information, and other risks. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

The Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Fund’s returns since the Fund may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements and other factors. Losses may also arise from the failure of a derivative counterparty to meet its contractual obligations. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer. The Fund’s use of derivatives could result in a loss exceeding the amount of the Fund’s investment in these instruments.

Geopolitical and other events, such as war, acts of terrorism, tariffs and other restrictions on trade, natural disasters, the spread of infectious illnesses, epidemics and pandemics, environmental and other public health issues, supply chain disruptions, inflation, recessions or other events, and governments’ reactions to such events, may lead to increased market volatility and instability in world economies and markets generally and may have adverse effects on the performance of the Fund and its investments.

A widespread health crisis, such as a global pandemic, could cause substantial market volatility, impact the ability to complete redemptions, and adversely impact Fund performance. For example, the effects to public health, business and market conditions resulting from the COVID-19 pandemic have had, and may in the future have, a significant negative impact on the performance of the Fund’s investments, including exacerbating other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

It is difficult to accurately predict or foresee when events or conditions affecting the U.S. or global financial markets, economies, and issuers may occur, the effects of such events or conditions, potential escalations or expansions of these events, possible retaliations in response

Notes to Consolidated Financial Statements (concluded)

to sanctions or similar actions and the duration or ultimate impact of those events. The foregoing could disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance and your investment in the Fund.

As of June 30, 2026, the Fund had an individual shareholder owning approximately 33% of the Fund’s outstanding shares.

These factors, and others, can affect the Fund’s performance.

13.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

		Year Ended June 30, 2026		For the Period Ended June 30, 2025(a)
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	714,553	$7,167,545	14,492	$144,994
Reinvestment of distributions	936	9,428	24	238
Shares reacquired	(352)	(3,545)	–	–
Increase	715,137	$7,173,428	14,516	$145,232
Class I Shares
Shares sold	11,435,586	$114,928,640	10,672,401	$106,739,477
Reinvestment of distributions	157,023	1,577,151	33,191	332,351
Shares reacquired	(518,303)	(5,198,223)	–	–
Increase	11,074,306	$111,307,568	10,705,592	$107,071,828
Class U Shares
Shares sold	–	$–	1,000	$10,000
Increase	–	$–	1,000	$10,000

(a)	Commenced on February 19, 2025.

14.	SUBSEQUENT EVENTS

Lord Abbett has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the consolidated financial statements.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Lord Abbett Flexible Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of Lord Abbett Flexible Income Fund and subsidiaries (the “Fund”), including the consolidated schedule of investments, as of June 30, 2026, the related consolidated statements of operations and cash flows for the year then ended, consolidated statements of changes in net assets and consolidated financial highlights for the year ended June 30, 2026 and the statements of changes in net assets and financial highlights for the period from February 19, 2025, commencement of operations, through June 30, 2025, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2026, and the results of its operations and its cash flows for the year then ended, and the changes in its net assets and the financial highlights for the year ended June 30, 2026 and for the period from February 19, 2025, commencement of operations, through June 30, 2025 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2026, by correspondence with the custodian and counterparties; when replies were not received from the custodian or counterparties, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP
New York, New York
August 26, 2026

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

Statement Regarding Basis for Approval of Investment Advisory Contract

The Board, including all of the Trustees who are not “interested persons” of the Fund and the Advisers, as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), annually considers whether to approve the continuation of the Management Agreement between the Fund and the Adviser and the Sub-Advisory Agreement among the Fund, the Adviser and the Sub-Adviser. In connection with its most recent approval, the Board reviewed and evaluated the written information that the Advisers had presented for the Board’s review, as well as Lord Abbett’s presentations during the Meeting. Before making their decision as to the Fund, the Independent Trustees had the opportunity to meet with their independent legal counsel and to ask questions of the Advisers and request further information, and met with their own legal counsel, taking into account the Board’s knowledge of the Advisers gained through its meetings and discussions. The materials received and reviewed by the Board included, but were not limited to: (1) information provided by Broadridge regarding the expense ratios, contractual and actual management fee rates, and other expense components for the Fund and for certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics (the “expense peer group”); (2) information provided by the Advisers on the expense ratios, management fee rates, and other expense components for the Fund; (3) sales and share repurchase information for the Fund; (4) information regarding the Advisers’ financial condition; (5) an analysis of the relative profitability to the Advisers of providing management services to the Fund; (6) information provided by Lord Abbett regarding the investment management fee schedules for Lord Abbett’s other advisory clients maintaining accounts with a similar investment strategy as the Fund; and (7) information regarding the personnel and other resources devoted by the Advisers to managing the Fund.

Based on its review of all of the information, the Board determined that the Management Agreement and the Sub-Advisory Agreement were consistent with the best interests of the Fund and its shareholders and enabled the Fund to receive high quality services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its shareholders. In reaching these conclusions, the Board considered the following:

Investment Management and Related Services Generally. The Board considered the services provided by the Adviser to the Fund, including investment research, portfolio management, and trading, and the Adviser’s commitment to compliance with all applicable legal requirements. The Board also observed that the Adviser was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. They noted that as a wholly-owned subsidiary of Lord Abbett (and pursuant to the terms of a resource sharing agreement), the Adviser would have access to the resources and personnel of Lord Abbett in providing services to the Fund. In this regard, the Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other funds advised by Lord Abbett, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by the Adviser under the Management Agreement.

Statement Regarding Basis for Approval of Investment Advisory Contract (concluded)

The Sub-Adviser’s Investment Management Services. In addition, the Board considered the sub-advisory services provided by the Sub-Adviser to the Fund, including investment research, portfolio management, and trading, and the Sub-Adviser’s commitment to compliance with all applicable legal requirements. The Board considered the investment advisory services provided by the Sub-Adviser to other clients with investment strategies similar to those of the Fund, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other funds advised by the Sub-Adviser, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by the Sub-Adviser under the Sub-Advisory Agreement.

Investment Performance. The Board considered the Fund’s investment performance and noted that the Fund commenced operations on February 19, 2025 and therefore has a limited operating history. The Board further considered each of the Adviser’s and Sub-Adviser’s performance and reputation generally, track records managing funds with strategies similar to those of the Fund, and the willingness to take steps intended to improve performance when appropriate. After reviewing these and related factors, the Board concluded that the Fund’s Management Agreement should be continued.

Personnel and Methods. The Board considered the qualifications of the Adviser and Sub-Adviser personnel providing investment management services to the Fund, in light of its investment objective and discipline, and other services provided to the Fund by the Adviser and/or the Sub-Adviser. Among other things, the Board considered each of the Adviser’s and Sub-Adviser’s approach to: (i) staffing, including the size, experience, and turnover of their respective staff; (ii) implementing their investment methodology and philosophy; and (iii) recruiting, training, and retaining personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, and extent of compliance, administrative, and other services performed by the Adviser and the nature and extent of the Adviser’s supervision of third-party service providers, including the Sub-Adviser and the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund, including the contractual and actual management fee rates, and the expense levels of the Fund’s expense peer group. It also considered how each of the expense level and the effective management fee of the Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the net total expense ratio and the effective management fee rate of the Fund were each below the median of the expense peer group. The Board then reviewed and considered the sub-advisory fee that the Adviser pays to the Sub-Adviser under the Sub-Advisory Agreement and comparisons to other funds and accounts managed by the Sub-Adviser, as discussed in the Sub-Adviser’s response to the Board’s Section 15(c) information request. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Management Agreement and the Sub-Advisory Agreement, that the management fees paid by the Fund to the Adviser and the sub-advisory fees paid by the Adviser to the Sub-Adviser were reasonable in light of all of the factors it considered, including the nature, quality, and extent of services provided by each of the Advisers.

Basic Information About Management

Profitability. The Board considered the level of the Advisers’ operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether the Fund was profitable to Lord Abbett in connection with the Fund’s operation, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board considered Lord Abbett’s and the Sub-Adviser’s profit margins, excluding marketing and distribution expenses. The Board also considered profit margins without those exclusions in comparison with available industry data and how those profit margins could affect Lord Abbett’s and the Sub-Adviser’s ability to recruit and retain personnel. The Board recognized that overall profitability was a factor in enabling each of the Advisers to attract and retain qualified personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Management Agreement and the Sub-Advisory Agreement, respectively, that the overall profitability of each of the Advisers was not excessive.

Economies of Scale. The Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board also considered information provided by the Advisers regarding how they share any potential economies of scale through investments in their respective businesses supporting the Fund. Based on these considerations, the Board concluded that any economies of scale were adequately addressed in respect of the Fund.

Other Benefits to Lord Abbett. The Board considered the amount and nature of the fees paid by the Fund and the Fund’s shareholders to the Adviser and the Distributor for services other than investment advisory services, such as the fee that the Adviser receives from the Fund for providing administrative services to the Fund. The Board also considered the revenues and profitability of the Adviser’s investment advisory business apart from its registered fund business, and the intangible benefits enjoyed by the Adviser by virtue of its relationship with the Fund. The Board observed that the Distributor receives Rule 12b-1 fees from certain share classes of the Fund as to shares held in accounts for which there is no other broker of record, may retain a portion of such Rule 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares of the Fund. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett funds, but that business could also benefit the Fund. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, may enter into revenue sharing arrangements with certain entities that distribute shares of the Lord Abbett funds. The Board also took into consideration the investment research that the Adviser and/or Lord Abbett may receive as a result of client brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the Management Agreement and Sub-Advisory Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ the Adviser and the Sub-Adviser, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Management Agreement and Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the Management Agreement and Sub-Advisory Agreement. In considering whether to approve the continuation of the Management Agreement and Sub-Advisory Agreement, the Board did not identify any single factor as paramount or controlling. Individual Trustees may have evaluated the information presented differently from

Basic Information About Management (continued)

one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

Name (Year of Birth)	Position Held (Length of Time Served)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Sharon French (1965)	Trustee (since 2025)	President and CEO of SunAmerica Asset Management, LLC and AIG Life & Retirement Funds (2019–2021).	4	Board member of BNY/Newton Investment Management (2021–Q4 2025); Board member of Seasons Series Trust (2019–2021); Board member of SunAmerica Series Trust (2019–2021).
John Shaffer (1966)	Chair and Trustee (since 2024)	Co-Head of the Americas’ Credit Sales at Goldman Sachs (2007–2014); Head of America’s Credit Sales at Merrill Lynch (2001–2006).	4	Advisory Council Member of Strategic Partners (2021–2023).
Lisa Shalett (1966)	Trustee (since 2024)	Managing Partner, Head of Strategic Innovation at Brookfield Asset Management (2018–2019); Partner at Goldman Sachs (2002–2015) and formerly other roles (1995–2002); and Co-Founder of Extraordinary Women on Boards (since 2021).	4	Currently Board member of PennyMac Financial Services (since 2020), MPower Partners (since 2021), and FTAC Emerald Acquisition Corp. (since 2021); Board member of AccuWeather (2019–2023); Board member of Bully Pulpit Interactive (2017–2022); and Board member of PerformLine (2015–2019).
Interested Trustee Steven F. Rocco (1979)	Trustee; President; Chief Executive Officer (since 2024)	Co-Head of Taxable Fixed Income and Partner of Lord Abbett (since 2011), and joined Lord Abbett in 2004.	4	None.

Basic Information About Management (continued)

Officers

No officer listed below has received compensation from the Fund. All officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 30 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation(s) During Past 5 Years” column indicates each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name (Year of Birth)	Position Held with the Fund	Year Elected	Principal Occupation(s) During Past 5 Years
Steven F. Rocco (1979)	President and Chief Executive Officer	Since inception	Co-Head of Taxable Fixed Income and Partner of Lord Abbett (since 2011), and joined Lord Abbett in 2004.
Christian Corkery (1984)	Vice President and Assistant Secretary	2025	Counsel, joined Lord Abbett in 2025 and was formerly Senior Counsel at the U.S. Securities and Exchange Commission (2022–2025) and an Associate Counsel at Cohen & Steers, Inc. (2019–2022).
Christopher J. Costello (1973)	Vice President and Assistant Secretary	Since inception	Managing Director, Senior Counsel, joined Lord Abbett in 2024 and was formerly Counsel at Linklaters LLP (2023–2024) and Director & Associate General Counsel at Allianz Global Investors (2012–2021).
Nicholas D. Emguschowa (1986)	Data Protection Officer	Since inception	Managing Director, Senior Counsel, joined Lord Abbett in 2018.
Brooke A. Fapohunda (1975)	Vice President, Secretary and Chief Legal Officer	Since inception	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2006.
Jannet Jassi (1998)	Vice President and Assistant Secretary	2026	Counsel, joined Lord Abbett in 2026 and was formerly an Associate at Dechert LLP (2023-2025).
Parker J. Milender (1989)	Vice President and Assistant Secretary	Since inception	Counsel, joined Lord Abbett in 2021 and was formerly an Associate at Milbank LLP (2017–2021).

Basic Information About Management (concluded)

Name (Year of Birth)	Position Held with the Fund	Year Elected	Principal Occupation(s) During Past 5 Years
Mary Ann Picciotto (1973)	Chief Compliance Officer	Since inception	Partner and Global Chief Compliance Officer, joined Lord Abbett in 2023 and was formerly Vice President and Head of Global Compliance at T. Rowe Price (2019–2023) and Senior Vice President, Head of Compliance at OppenheimerFunds, Inc. (2014–2019).
Kunjan Sheth (1982)	AML Compliance Officer	Since inception	Head of Distribution & Marketing Compliance, joined Lord Abbett in 2023 and was formerly a Compliance Manager at Invesco Distributors, Inc. (2018–2023).
Randolph A. Stuzin (1966)	Vice President and Assistant Secretary	Since inception	Partner and Chief Legal Officer, joined Lord Abbett in 2023 and was formerly Partner and General Counsel at King Street Capital Management (2014–2023).

Householding

The Fund has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information (unaudited)

For foreign shareholders, the percentages below reflect the portion of net investment income distributions that represent interest-related dividends:

Fund Name	Interest-related dividends
Flexible Income Fund	82%

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Flexible Income Fund	LAFIF-2 (08/26)

(b) Not applicable.

Item 2:	Code of Ethics.
(a)	In accordance with applicable requirements, the Registrant has adopted a Sarbanes-Oxley Code of Ethics that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended 6/30/2026 (the “Period”).

(b)	Not applicable.

(c)	During the Period, the Registrant updated its Code of Ethics solely to reflect a change to the Registrant’s principal financial officer and principal accounting officer, effective May 22, 2026.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that each of the following independent trustees who are members of the audit committee is an audit committee financial expert: Sharon French, John Shaffer and Lisa Shalett. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended June 30, 2026 and 2025 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2026	2025
Audit Fees {a}	$125,000	$85,000
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	125,000	85,000

Tax Fees	- 0 -	- 0 -
All Other Fees {b}	- 0 -	- 0 -

Total Fees	$125,000	$85,000

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended June 30, 2026 and 2025 consist of fees for services related to the recovery of excess dividend withholding taxes in certain jurisdictions.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chair, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chair will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended June 30, 2026 and 2025 were:

	Fiscal year ended:
	2026	2025
All Other Fees {a}	$275,000	$260,000

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended June 30, 2026 and 2025 were:

	Fiscal year ended:
	2026	2025
All Other Fees	$ - 0 -	$ - 0-

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

(i) Not Applicable.

(j) Not Applicable.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.
(a)	The Registrant’s “Schedule I – Investments in securities of unaffiliated issuers” as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this Form N-CSR.

(b)	Not applicable.

Item 7:	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8:	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9:	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10:	Remuneration Paid to Directors, Officers, and Others for Open-End Management Investment Companies.

Not applicable.

Item 11:	Statement Regarding Basis for Approval of Investment Advisory Contract.

Included as part of the report to shareholders filed under Item 1(a) of this Form N-CSR.

Item 12:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has delegated proxy voting responsibilities to the Fund’s investment adviser, Lord Abbett FIF Advisor LLC (together with its affiliates, “Lord Abbett”) subject to the Board of Trustees’ general oversight. Lord Abbett has adopted its own proxy voting policies and procedures for this purpose. A copy of Lord Abbett’s proxy voting policies and procedures is attached hereto as Exhibit 19(c).

Item 13:	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Investment Team

As of the date of filing this Report:

Name	Since	Recent Professional Experience
Steven F. Rocco	Inception	Mr. Rocco, Co-Head of Taxable Fixed Income, joined Lord Abbett in 2004, and was named Partner in 2011. Prior to his current role, he served as Associate Portfolio Manager for the firm’s investment grade fixed income strategies. He has worked in the financial services industry since 2001. He earned a BA in economics from Cornell University and is a holder of the Chartered Financial Analyst® (CFA) designation.

Adam C. Castle	Inception	Mr. Castle joined Lord Abbett in 2015, and is a Portfolio Manager, and was named Partner in 2022. His previous experience includes serving as Vice President, Securitized Products Group at Credit Suisse; Assistant Vice President and Research Analyst, Securitized Assets at AllianceBernstein; and Analyst, Fixed Income Rotational Program at AllianceBernstein. He began his career in the financial services industry in 2008. He earned a BS from Cornell University and is a holder of the Chartered Financial Analyst® (CFA) designation.

Andrew H. O’Brien	Inception	Mr. O’Brien joined Lord Abbett in 1998, and is a Portfolio Manager, and was named Partner in 2008. Prior to his current role, he served in various roles on the taxable fixed income portfolio management team. He has worked in the financial services industry since 1998. He earned an AB in economics from Princeton University and is a holder of the Chartered Financial Analyst® (CFA) designation.

Gregory H. Benz	2025	Mr. Benz joined Lord Abbett in 2016, and is a Portfolio Manager, and was named Managing Director in 2025. Prior to his current role, he served as an Associate Trader responsible for covering Investment Grade Credit for Lord Abbett’s Global Fixed Income Trading team. His previous experience includes serving as Emerging Market Corporate Debt Trader, Strategist and Emerging Market Trader/Portfolio Structure Analyst, and Cash Desk, US Treasury/IG Corporate Debt Trader at Payden & Rygel Investment Management. He has worked in the financial services industry since 2011. He earned a BA in economics from Occidental College and is a holder of the Chartered Financial Analyst® (CFA) designation.

Portfolio Managers with the Sub-Adviser
James Vanek	Inception	Mr. Vanek is a Partner and the Co-Head of Apollo’s Global Performing Credit business. Prior to joining Apollo in 2008, Mr. Vanek was an Associate Director, Loan Sales & Trading in the Leveraged Finance group at Bear Stearns. He is a board member of the Loan Syndications and Trading Association, a leading advocate for the U.S. syndicated loan market. Mr. Vanek graduated from Duke University with a BS in Economics and a BA in Computer Science, and received his MBA from Columbia Business School.

Bret Leas	Inception	Mr. Leas is a Partner and the Co-Head of Apollo’s Asset-Backed Finance business. He concurrently serves as Managing Director and member of the Board of Directors of Redding Ridge Asset Management. Prior to joining Apollo in 2009, Mr. Leas was Director in the Credit Structuring Group at Barclays Capital with primary responsibility for the loan structuring and advisory team. Previously, he was an associate at Weil, Gotshal & Manges LLP, primarily focusing on asset-backed securities, CDOs and credit derivatives. Mr. Leas graduated cum laude from the University of Maryland with a BA in History and received his JD cum laude from Georgetown University Law Center. He is the former Chairman of the board of directors of the Make-A-Wish Foundation of Metro New York and Western New York.

(a)(2) Other Accounts Managed by Portfolio Managers

The following table sets forth information about the other accounts managed by the Fund’s portfolio managers as of June 30, 2026.

Included in the Registered Investment Companies category are those U.S.-registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies. The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles. The

Other Accounts category encompasses retirement and benefit plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by financial intermediaries unaffiliated with Lord Abbett. To the extent that any of these accounts pay advisory fees that are based on performance of the account, information on those accounts is provided separately.

	Number of Registered Investment Companies	Total Assets ($MM)	Number of Other Pooled Investment Vehicles	Total Assets ($MM)	Number of Other Accounts	Total Assets ($MM)
Steven F. Rocco	18	107,233.68	12	11,865.70	10	3,854.14
Adam C. Castle	13	82,499.94	7	11,686.93	0	0
Andrew H. O’Brien	15	107,138.04	8	12,222.08	22	4,102.49
Gregory Benz	5	50,733.29	0	0	0	0
James Vanek	4	1,611,541	5*	5,691*	10**	5,733**
Bret Leas	0	0	3	4,123	0	0

* Included in the number of other accounts and total assets are four accounts with respect to which the management fee is based on the performance of the account; such accounts total approximately $3,169 million in assets.

** Included in the number of other accounts and total assets are nine accounts with respect to which the management fee is based on the performance of the account; such accounts total approximately $3,886 million in assets.

None of the registered investment companies, pooled investment vehicles or other accounts listed above are subject to an advisory fee that is based on the performance of the account.

Conflicts of interest may arise in connection with the portfolio managers’ management of the investments of the Fund and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities between the Fund and other accounts with similar investment objectives and policies. A portfolio manager potentially could use information concerning the Fund’s transactions to the advantage of other accounts and to the detriment of the Fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures Relating to Client Brokerage and Soft Dollars, as well as Evaluation of Proprietary Research Policy and Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett’s Code of Ethics and Personal Trading Policy sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients, including the Funds. Moreover, Lord Abbett’s Insider Trading Policy sets forth procedures for personnel to follow when they have material non-public information. Lord Abbett is not affiliated with a full service broker-dealer and, therefore, does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment banking functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the portfolio managers’ management of the investments of the Funds and the investments of the other accounts in the table referenced above.

(a)(3) Portfolio Manager Compensation

The discussion below describes the portfolio managers’ compensation as of June 30, 2026.

When used in this section, the term “fund” refers to the Fund, as well as any other registered investment companies, pooled investment vehicles, and accounts managed by a portfolio manager. Each portfolio manager receives compensation from Lord Abbett consisting of a salary, bonus, and profit-sharing plan contributions. The level of base compensation takes into account the portfolio manager’s experience, reputation, and competitive market rates, as well as the portfolio manager’s leadership and management of the investment team. Certain portfolio managers may participate in market-based incentive compensation programs based on a percentage of the performance or incentive fees earned by certain funds or accounts that include such fees. These programs are approved by the firm’s Managing Partner, in coordination with appropriate governance structures with senior leader representation.

Fiscal year-end bonuses, which can be a substantial percentage of overall compensation, are determined after an evaluation of various factors. These factors include the portfolio manager’s investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the returns, and similar factors. In considering the portfolio manager’s investment results, Lord Abbett’s senior leaders may evaluate the Fund’s performance against one or more benchmarks from among the Fund’s primary benchmark and any supplemental benchmarks as disclosed in the prospectus, indices disclosed as performance benchmarks by the portfolio manager’s other accounts, and other indices within one or more of the Fund’s peer groups (as defined from time to time by third party investment research companies), as well as the Fund’s peer group. In particular, investment results are evaluated based on an assessment of the portfolio manager’s one-, three-, and five-year investment returns on a pre-tax basis versus the benchmark. Finally, there is a component of the bonus that rewards leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager’s assets under management, the revenues generated by those assets, or the profitability of the portfolio manager’s team. In addition, Lord Abbett may designate a bonus payment of a manager for participation in the firm’s deferred compensation plan. Depending on the employee’s level they will receive either an award under the Managing Director Award Plan or the Investment Capital Appreciation Plan. Both of these plans, following a three-year qualification period, provide for a deferred payout over a five-year period. The plan’s earnings are based on the overall average net asset growth of the firm as a whole or percentile performance of our funds against benchmarks as a whole. Lord Abbett believes these incentives focus portfolio managers on the impact their Fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager’s profit-sharing account are based on a percentage of the portfolio manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount.

(a)(4) Securities Ownership of Portfolio Managers

The following table indicates the dollar range of securities beneficially owned by each portfolio manager in the Fund he or she manages, as of June 30, 2026. This table includes the value of securities beneficially owned by such portfolio managers through 401(k) plans and certain other plans or accounts, if any.

Ownership of Securities	Aggregate Dollar Range of Securities*
Steven F. Rocco	$500,001 - $1,000,000
Adam C. Castle	$100,001 - $500,000
Andrew H. O’Brien	$500,001 - $1,000,000
Gregory H. Benz	$10,001 - $50,000
James Vanek	None
Bret Leas	None

*Dollar ranges are as follows: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, $100,001–$500,000, $500,001–$1,000,000 or Over $1,000,000.

(b) Portfolio Manager Changes Since Most Recent Annual Report

None.

Item 14:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No purchases were made during the reporting period by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Item 15:	Submission of Matters to a Vote of Security Holders.

During the period ended June 30, 2026, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 16:	Controls and Procedures.
(a)	The principal executive officer and interim principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a)	The Fund did not participate in any securities lending activities during its most recently completed fiscal year.

(b)	Citibank, N.A. (“Citi”) serves as securities lending agent for the Fund and in that role administers the Fund’s securities lending program pursuant to the terms of a securities lending agency agreement entered into between the Fund and Citi.

Item 18:	Recovery of Erroneously Awarded Compensation.
(a)	Not applicable.

(b)	Not applicable.

Item 19:	Exhibits.
(a)(1)	The Lord Abbett Alternatives Funds Sarbanes-Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of EX-99.CODEETH.

(a)(2)	Not applicable.

(a)(3)	Certification of each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(a)(4)	Not applicable.

(a)(5)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is provided as a part of EX-99.906CERT.
(c)	The Registrant’s Proxy Voting Policies and Procedures are attached hereto in response to Item 12.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT FLEXIBLE INCOME FUND

By:	/s/ Steven F. Rocco
Steven F. Rocco
President and Chief Executive Officer
(Principal Executive Officer)

Date: August 28, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Steven F. Rocco
Steven F. Rocco
President and Chief Executive Officer
(Principal Executive Officer)

Date: August 28, 2026

By:	/s/ Gina Andes
Gina Andes
Assistant Treasurer
(Interim Principal Financial Officer)

Date: August 28, 2026